Lincoln Statistical Report

Second QUARTER

Lincoln Financial Group®

2010

The financial data in this document is dated July 28, 2010 and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Lincoln Financial Group
Table of Contents
Second Quarter 2010

Lincoln Financial Group Analyst Coverage	i
Notes	ii-iii

Financial Highlights	1 - 3
Consolidated Operating Expense Detail	4
Selected Financial Results Summary	5
Details Underlying Realized Gain (Loss), After-DAC and Benefit Ratio Unlocking	6
Consolidated Statements of Income	7
Consolidated Roll Forwards of DAC, VOBA, DFEL and DSI	8
Consolidating Statements of Income from Operations - Current Year - Quarter	9
Consolidating Statements of Income from Operations - Prior Year - Quarter	10
Consolidating Statements of Income from Operations - Current Year - Year-to-Date	11
Consolidating Statements of Income from Operations - Prior Year - Year-to-Date	12
Consolidated Balance Sheets and Selected Share Data	13
Balance Sheet Data - Segment Highlights	14

Retirement Solutions
Annuities:
Income Statements and Operational Data	15
DAC, VOBA, DFEL and DSI Roll Forwards	16
Account Value Roll Forwards and Information	17
Account Value Information	18
Interest Rate Spread Information, GLB Expense Assessments, GLB Attributed Fee
and GLB Account Values by Type	19
Defined Contribution:
Income Statements, Operational Data and DAC, VOBA and DSI Roll Forwards	20
Account Value Roll Forwards and Information	21
Account Value Roll Forwards by Product	22
Account Value and Interest Rate Spread Information	23

Insurance Solutions
Life Insurance:
Income Statements, Operational Data and DAC, VOBA and DFEL Roll Forwards	24
Operational Data and Account Value Roll Forwards	25
Group Protection:
Income Statements and Operational Data	26

Other Operations	27

Discontinued Operations	27

Consolidated Deposits, Account Balances and Net Flows	28

Consolidated Investment Data	29

6/30/2010	i
Lincoln Financial Group Analyst Coverage
Second Quarter 2010

Firm	Analyst	Phone Number
Bank of America - Merrill Lynch	Ed Spehar	212-449-4245
Barclays Capital	Eric Berg	212-526-2805
Citigroup	Colin Devine	212-816-1682
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Darin Arita	212-250-7321
Dowling and Partners	Sean Rourke	860-676-8600
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Neczypor	212-357-8512
JP Morgan Securities	Jimmy Bhullar	212-622-6397
Keefe, Bruyette and Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Macquarie Securities	Mark Finkelstein	312-425-4079
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Sanford C. Bernstein & Co.	Suneet Kamath	212-756-4587
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Andrew Kligerman	212-713-2492
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: (484) 583-1420
Fax: (484) 583-3962

Notes
This list is provided for informational purposes only.  Lincoln Financial Group does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Report will be available immediately after the release of earnings for each quarter through our Investor Relations website: www.LincolnFinancial.com/investor

6/30/2010			ii
NOTES

Definitions and Presentation

"Income (loss) from operations," "operating revenues" and "return on capital" are non-GAAP financial measures and do not replace GAAP revenues, net income (loss) and return on stockholders' equity. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

•	We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
	•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
		•	Sale or disposal of securities;
		•	Impairments of securities;
		•	Change in the fair value of derivative investments, embedded derivatives within certain reinsurance arrangements and our trading securities;
		•	Change in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders within our variable annuities, which is referred to as "GDB derivatives results";
		•	Change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results”; and
		•	Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“indexed annuity forward-starting option”).
	•	Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of
the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");
	•	Income (loss) from the initial adoption of new accounting standards;
	•	Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;
	•	Gain (loss) on early extinguishment of debt;
	•	Losses from the impairment of intangible assets; and
	•	Income (loss) from discontinued operations.

Income (loss) from operations available to common stockholders is net income (loss) available to common stockholders (used in the calculation of earnings (loss) per share) in accordance with GAAP, excluding the after-tax effects of the items above and any acceleration of our Series B preferred stock discount as a result of repayment prior to five years from the date of issuance.

	•	Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
		•	Excluded realized gain (loss);
		•	Amortization of deferred front-end loads ("DFEL") arising from changes in GDB and GLB benefit ratio unlocking;
		•	Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and
		•	Revenue adjustments from the initial adoption of new accounting standards.

	•	Return on capital measures the effectiveness of our use of total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income (loss) from operations (after adding back interest expense) by average capital. The difference between return on capital and return on stockholders' equity represents the effect of leveraging on our consolidated results.

Income (loss) from operations, operating revenues and return on capital are financial measures we use to evaluate and assess our results. Our management and Board of Directors believe that these performance measures explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

	•	Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of our current business. These measures include deposits, sales, net flows, first-year premiums, in force and spreads.
	•	Sales as reported consist of the following:
		•	Universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;
		•	Whole life and term - 100% of first year paid premiums;
		•	Linked-benefit - 15% of premium deposits;
		•	Annuities - deposits from new and existing customers;
		•	Group Protection - annualized first year premiums from new policies; and

Our roll forwards of deferred acquisition costs ("DAC") and value of business acquired ("VOBA"), deferred sales inducements ("DSI") and DFEL disclose the net impact of prospective and retrospective unlocking on amortization for these items. This information helps explain a source of volatility in amortization.

iii
• Prospective unlocking - In the third quarter of each year, we review and update our assumptions used in projecting our future estimated gross profits ("EGPs") used to amortize DAC, VOBA, DFEL, DSI and the calculations of embedded derivatives and reserves for annuity and life insurance products with certain guarantees. We may also have prospective unlocking if we experience long-term or significant deviations from expected equity market returns requiring a change to best estimate projections of EGPs and reversion to the mean ("RTM") prospective unlocking of DAC, VOBA, DFEL, DSI and other contract holder funds. These updates to assumptions result in unlocking that represent an increase or decrease to our carrying value of DAC, VOBA, DFEL and DSI based upon our updated view of future EGPs. The various assumptions that are reviewed include investment margins, mortality, retention and rider utilization. In addition, in the third quarter of each year during our annual prospective unlocking review, we may identify and implement actuarial modeling refinements which can result in prospective and retrospective unlocking impacts that impact DAC, VOBA, DSI, DFEL and embedded derivatives and reserves for annuity and life products with living and death benefit guarantee reserves.

• Retrospective unlocking - On a quarterly basis, we “true-up” our models for actual gross profits and in-force experience for the period.
To the extent that actual experience differs from previously expected, a positive or negative retrospective adjustment to the amortization of DAC, VOBA, DSI and DFEL is recorded. This update to the models may generate a change in the amortization rate which results in a catch-up to the cumulative amortization, by recalculating the DAC, VOBA, DSI and DFEL balances assuming that the revised amortization rate had been used since issue.

Book value per share excluding accumulated other comprehensive income ("AOCI") is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI and Series B preferred stock balances as it is non-convertible (issued and sold to the
U.S. Treasury in connection with the Troubled Asset Relief Program Capital Purchase Program as part of the Emergency Economic Stabilization Act of 2008), by (b) common shares outstanding, assuming conversion of Series A preferred shares. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as income (loss) from operations before federal income taxes divided by operating revenues. After-tax operating margin is calculated as income (loss) from operations divided by operating revenues.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Effective April 30, 2010, we amended our non-director deferred compensation plans to allow participants the option to diversify from LNC stock to other investment alternatives and to be settled in shares or cash at the participant’s discretion. As a result of the amendment, we reclassified the cost basis of deferred units of LNC stock from common stock to other liabilities on our Consolidated Balance Sheet. Consequently changes in the value of our stock are recorded in underwriting, acquisition, insurance and other expenses on our Consolidated Statement of Income (Loss). When calculating our weighted-average dilutive shares, we presume the investment option will be settled in cash and exclude the shares from our calculation, unless the effect of assuming it will be settled in shares ("equity classification") would be more dilutive to our diluted EPS. The numerator used in the calculation of our diluted EPS is adjusted down for the removal of the favorable mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.

Throughout the document, "after-DAC" refers to the associated amortization expense of DAC, VOBA, DSI and DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities.

Reclassifications
In addition to the items discussed above, certain amounts reported in prior periods have been reclassed to the presentation adopted in the current period.
These reclassifications had no effect on net income, income from operations or stockholders' equity in the prior period.

6/30/2010								PAGE 1
Financial Highlights
Unaudited (in millions, except per share data)

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
			Change				Change
	2010	2009	Amount	%	2010	2009	Amount	%
Income (Loss) from Operations - By Segment
Annuities	$116.4	$65.4	$51.0	78.0%	$235.1	$139.3	$95.8	68.8%
Defined Contribution	36.0	27.7	8.3	30.0%	71.9	57.5	14.4	25.0%
Total Retirement Solutions	152.4	93.1	59.3	63.7%	307.0	196.8	110.2	56.0%
Life Insurance	151.2	132.9	18.3	13.8%	287.9	275.1	12.8	4.7%
Group Protection	22.7	33.6	(10.9)	-32.4%	44.1	59.3	(15.2)	-25.6%
Total Insurance Solutions	173.9	166.5	7.4	4.4%	332.0	334.4	(2.4)	-0.7%
Other Operations	(36.1)	(52.3)	16.2	31.0%	(72.7)	(160.8)	88.1	54.8%
Income from Operations (1)	290.2	207.3	82.9	40.0%	566.3	370.4	195.9	52.9%
Excluded realized gain (loss), after-tax (2) (3)	(7.3)	(296.8)	289.5	97.5%	(33.8)	(433.2)	399.4	92.2%
Benefit ratio unlocking, after-tax (2) (3)	(30.9)	80.9	(111.8)	NM	(25.4)	28.9	(54.3)	NM
Income from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax (3)	0.5	0.4	0.1	25%	0.9	0.8	0.1	12.5%
Gain on early extinguishment of debt, after-tax (3)	-	-	-	NM	-	41.8	(41.8)	-100.0%
Impairment of intangibles, after-tax (3)	-	0.6	(0.6)	-100.0%	-	(602.9)	602.9	100.0%
Income from discontinued operations, after-tax (4)	2.7	(153.8)	156.5	101.8%	30.6	(146.1)	176.7	120.9%
Net Income (Loss)	255.2	(161.4)	416.6	258.1%	538.6	(740.3)	1,278.9	172.8%
Preferred stock dividends and accretion of discount	(18.3)	-	(18.3)	NM	(36.7)	-	(36.7)	NM
Write-off of unamortized discount on preferred stock
at liquidation	(130.6)	-	(130.6)	NM	(130.6)	-	(130.6)	NM
Adjustment for deferred units of LNC stock in our
non-director deferred compensation plans (5)	(1.9)	-	(1.9)	NM	(1.9)	-	(1.9)	NM
Minority interest adjustment (6)	-	-	-	NM	-	(0.1)	0.1	100.0%
Net Income (Loss) Available to Common
Stockholders - Diluted	$104.4	$(161.4)	$265.8	164.7%	$369.4	$(740.4)	$1,109.8	149.9%

Earnings Per Common Share - Diluted
Income from operations (1) (7)	$0.86	$0.79	$0.07	8.9%	$1.68	$1.42	$0.26	18.3%
Excluded realized gain (loss), after-tax (2) (3) (7)	(0.02)	(1.13)	1.11	98.2%	(0.10)	(1.68)	1.58	94.0%
Benefit ratio unlocking, after-tax (2) (3) (7)	(0.10)	0.31	(0.41)	NM	(0.08)	0.11	(0.19)	NM
Gain on early extinguishment of debt, after-tax (3) (7)	-	-	-	NM	-	0.16	(0.16)	-100.0%
Impairment of intangibles, after-tax (3) (7)	-	0.00	(0.00)	NM	-	(2.34)	2.34	100.0%
Write-off of unamortized discount on preferred stock
at liquidation (7)	(0.41)	-	(0.41)	NM	(0.42)	-	(0.42)	NM
Income (loss) from discontinued operations,
after-tax (4) (7)	0.01	(0.59)	0.60	101.7%	0.10	(0.57)	0.66	117.3%
Adjustment attributable to using different average diluted
shares for income from operations as compared to net
income (7)	-	-	-	NM	-	0.02	(0.02)	-10%
Net Income (Loss)	$0.33	$(0.62)	$0.95	153.2%	$1.18	$(2.87)	$4.05	141.1%

Operating Revenues - By Segment
Annuities	$644.6	$552.5	$92.1	16.7%	$1,274.5	$1,074.2	$200.3	18.6%
Defined Contribution	245.3	223.5	21.8	9.8%	485.8	442.0	43.8	9.9%
Total Retirement Solutions	889.9	776.0	113.9	14.7%	1,760.3	1,516.2	244.1	16.1%
Life Insurance	1,135.5	1,002.2	133.3	13.3%	2,263.3	2,078.4	184.9	8.9%
Group Protection	470.1	442.9	27.2	6.1%	915.3	864.3	51.0	5.9%
Total Insurance Solutions	1,605.6	1,445.1	160.5	11.1%	3,178.6	2,942.7	235.9	8.0%
Other Operations	121.0	115.4	5.6	4.9%	244.9	220.8	24.1	10.9%
Total Operating Revenues	2,616.5	2,336.5	280.0	12.0%	5,183.8	4,679.7	504.1	10.8%
Excluded realized gain (loss), pre-tax (2)	(11.1)	(454.6)	443.5	97.6%	(52.0)	(662.2)	610.2	92.1%
Amortization income of DFEL associated with benefit
ratio unlocking, pre-tax	(1.6)	(0.2)	(1.4)	NM	(1.3)	(4.3)	3.0	69.8%
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance,
pre-tax	0.7	0.7	-	-	1.4	1.3	0.1	7.7%
Total Revenues	$2,604.5	$1,882.4	$722.1	38.4%	$5,131.9	$4,014.5	$1,117.4	27.8%

(1)	Income from operations includes restructuring charges. See page 5 for detail.
(2)	See page 6 for detail.
(3)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(4)	Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 27 for details.
(5)	The numerator used in the calculation of our diluted EPS is adjusted down for the removal of the favorable mark-to-market adjustment for deferred units of
LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.
(6)	Relates to outstanding stock options under the Delaware Investments U.S. Inc. stock option incentive plan.
(7)	In those periods with a loss from continuing operations, shares used in the earnings per share calculation represent basic shares, since using diluted shares would have been anti-dilutive. This same concept applies to our income from operations as well.

6/30/2010								PAGE 2
Financial Highlights (Continued)
Unaudited (billions of dollars)

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
			Change				Change
	2010	2009	Amount	%	2010	2009	Amount	%
Retirement Solutions - Annuities
Gross deposits	$2.823	$2.625	$0.198	7.5%	$5.099	$4.813	$0.286	5.9%
Net flows	1.153	1.035	0.118	11.4%	1.728	1.465	0.263	18.0%
Account values (gross)	74.318	64.119	10.199	15.9%	74.318	64.119	10.199	15.9%
Account values (net of reinsurance)	73.324	63.054	10.270	16.3%	73.324	63.054	10.270	16.3%

Retirement Solutions - Defined Contribution
Gross deposits (1)	1.374	1.130	0.244	21.6%	2.681	2.691	(0.010)	-0.4%
Net flows	0.182	0.256	(0.074)	-28.9%	0.291	0.912	(0.621)	-68.1%
Account values - annuities	24.547	23.172	1.375	5.9%	24.547	23.172	1.375	5.9%
Alliance and Smart Future mutual funds	10.493	8.155	2.338	28.7%	10.493	8.155	2.338	28.7%
Total annuities and mutual fund account values	35.040	31.327	3.713	11.9%	35.040	31.327	3.713	11.9%

Insurance Solutions - Life Insurance
Sales (in millions)	$139.8	$123.7	$16.1	13.0%	$282.4	$268.9	$13.5	5.0%
Life insurance in force	552.463	527.533	24.930	4.7%	552.463	527.533	24.930	4.7%
Account values (net of reinsurance)	31.965	30.622	1.343	4.4%	31.965	30.622	1.343	4.4%

Insurance Solutions - Group Protection
Annualized sales (in millions)	65.2	59.5	5.7	9.6%	128.3	113.8	14.5	12.7%
Loss ratio (2)	75.5%	68.2%	NM	NM	75.1%	69.5%	NM	NM

Consolidated
Total deposits	$5.260	$4.775	$0.485	10.2%	$9.920	$9.582	$0.338	3.5%
Total account balances	140.329	125.003	15.326	12.3%	140.329	125.003	15.326	12.3%
Total net flows	1.985	1.831	0.154	8.4%	3.271	3.474	(0.203)	-5.8%

(1)	Includes deposits for mutual funds. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.
(2)	Represents combined loss ratio for life, disability and dental businesses.

6/30/2010								PAGE 3
Financial Highlights (Continued)
Unaudited (millions of dollars)

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
			Change				Change
	2010	2009	Amount	%	2010	2009	Amount	%

Balance Sheet Assets - End-of-Period	$180,129.3	$167,044.4	$13,084.9	7.8%	$180,129.3	$167,044.4	$13,084.9	7.8%

Stockholders' Equity
Beginning-of-period (including AOCI)	$12,368.5	$7,323.5	$5,045.0	68.9%	$11,700.2	$7,976.7	$3,723.5	46.7%
End-of-period (including AOCI)	12,637.3	9,074.9	3,562.4	39.3%	12,637.3	9,074.9	3,562.4	39.3%
End-of-period (excluding AOCI)	11,699.4	10,782.3	917.1	8.5%	11,699.4	10,782.3	917.1	8.5%
Average equity (excluding AOCI)	11,882.9	10,540.5	1,342.4	12.7%	11,948.4	10,540.0	1,408.4	13.4%

Return on Equity
Net income (loss)/average equity (excluding AOCI)	8.6%	-6.1%			9.0%	-14.0%
Income from operations/average equity
(excluding AOCI)	9.8%	7.9%			9.5%	7.0%

Return on Capital
Income from operations/average capital	7.7%	6.2%			7.5%	5.6%

Common Shares Outstanding
Average for the period - basic	304.5	260.1	44.4	17.1%	303.4	257.8	45.6	17.7%
Average for the period - diluted	314.6	262.4	52.2	19.9%	313.4	260.1	53.3	20.5%
End-of-period - assuming conversion of preferreds (1)	316.8	302.3	14.5	4.8%	316.8	302.3	14.5	4.8%
End-of-period - diluted	325.9	304.2	21.7	7.1%	325.9	304.2	21.7	7.1%

Book value per common share (including AOCI)	$39.89	$30.02	$9.87	32.9%	$39.89	$30.02	$9.87	32.9%
Book value per common share (excluding AOCI)	36.93	35.67	1.26	3.5%	36.93	35.67	1.26	3.5%

Cash Returned to Common Stockholders
Common dividends declared	$3.2	$3.0	0.2	6.7%	$6.2	$5.6	0.6	10.7%

Stock issuance - number of shares	14.14	46.00	(31.86)	-69.3%	14.14	46.00	(31.86)	-69.3%
Dividend declared on common stock - per share	$0.010	$0.010	$-	0.0%	$0.020	$0.020	$-	0.0%
Dividend payout ratio	3.0%	-1.6%			1.7%	-0.7%
Annualized yield (2)	0.2%	0.2%			0.2%	0.2%

Comprehensive Income (Loss)
Net income (loss)	$255.2	$(161.4)	$416.6	258.1%	$538.6	$(740.3)	$1,278.9	172.8%
Net unrealized gain (loss) on available-for-sale securities	666.6	1,250.8	(584.2)	-46.7%	1,217.8	1,205.7	12.1	1.0%
Unrealized other-than-temporary impairment on
available-for-sale securities	3.5	(42.5)	46.0	108.2%	4.7	(117.7)	122.4	104.0%
Net unrealized gain (loss) on derivative instruments	(34.9)	(4.1)	(30.8)	NM	(25.3)	(73.4)	48.1	65.5%
Foreign currency translation adjustment	(0.2)	68.3	(68.5)	NM	(1.4)	85.3	(86.7)	NM
Funded status of employee benefit plans	0.7	(4.7)	5.4	114.9%	3.5	(3.7)	7.2	194.6%
Comprehensive Income	$890.9	$1,106.4	$(215.5)	-19.5%	$1,737.9	$355.9	$1,382.0	NM

Leverage Ratio (3)	25.3%	23.4%			25.3%	23.4%

	Ratings as of July 28, 2010
				Standard &
	A.M. Best	Fitch	Moody's	Poor's

Senior Debt Ratings	a-	BBB	Baa2	A-

Financial Strength Ratings
Lincoln National Life Insurance Company	A+	A+	A2	AA-
First Penn-Pacific Life Insurance Company	A+	A+	A2	A+
Lincoln Life & Annuity Company of New York	A+	A+	A2	AA-

(1)	The holders of our Series B preferred stock have no right to exchange or convert such shares into any other securities, therefore these shares have not been converted in this calculation.
(2)	Indicated dividend divided by the closing price.
(3)	The numerator in this calculation is arrived at by adding our total debt, $5,964, excluding 75% of our capital securities, $1,114, and all of our $373 million senior note, which is net of the unamortized discount, issued in October 2007 because the proceeds were reinvested in a pool of long-term assets. The denominator in this calculation is arrived at by adding the numerator, $4,477, plus our stockholders' equity, excluding AOCI, $11,699, plus 75% of our capital securities, plus all of our
$373 million senior note.

6/30/2010									PAGE 4
Consolidated Operating Expense Detail
Unaudited (in millions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change

Commissions	$358.2	$403.9	$421.2	$379.7	$390.0	8.9%	$718.2	$769.7	7.2%

General and Administrative Expenses
General and administrative expenses	311.4	317.3	351.7	310.8	338.2	8.6%	617.7	649.0	5.1%
Merger-related expenses	4.4	2.5	2.8	2.3	2.2	-50.0%	11.1	4.5	-59.5%
Total General and Administrative
Expenses, Excluding
Broker-Dealer	315.8	319.8	354.5	313.1	340.4	7.8%	628.8	653.5	3.9%

Communications expenses	13.5	13.2	12.9	13.8	14.5	7.4%	26.4	28.3	7.2%
Restructuring charges associated with merger-
related cost saving initiatives	-	0.1	-	-	-	NM	-	-	NM
Restructuring charges for expense
initiatives	28.6	0.5	0.3	-	-	-100.0%	33.7	-	-100.0%
Taxes, licenses and fees	43.0	48.2	24.3	57.5	41.7	-3.0%	97.6	99.2	1.6%
Interest and debt expense	60.9	68.0	68.1	68.1	69.0	13.3%	125.6	137.1	9.2%
Total Commissions and
Expenses Incurred	820.0	853.7	881.3	832.2	855.6	4.3%	1,630.3	1,687.8	3.5%

Less: Commissions and
Expenses Capitalized	(385.4)	(422.5)	(460.0)	(385.1)	(401.2)	-4.1%	(768.9)	(786.3)	-2.3%

Total Expenses Incurred, Excluding
Amortization and Broker-
Dealer Expenses	434.6	431.2	421.3	447.1	454.4	4.6%	861.4	901.5	4.7%

Amortization
Amortization of DAC and VOBA,
net of interest	231.7	311.4	260.9	258.1	296.9	28.1%	469.3	555.0	18.3%
Amortization of intangibles	1.0	1.1	1.0	1.0	1.1	10.0%	2.1	2.1	0.0%
Total Amortization	232.7	312.5	261.9	259.1	298.0	28.1%	471.4	557.1	18.2%

Broker-Dealer Commissions
and Other Expenses	69.2	73.6	81.1	73.6	77.3	11.7%	133.2	150.9	13.3%
Total	$736.5	$817.3	$764.3	$779.8	$829.7	12.7%	$1,466.0	$1,609.5	9.8%

Merger-Related Expenses (1)
Severance and employee-related
charges	$0.6	$0.3	$0.5	$0.2	$0.3	-50.0%	$1.3	$0.5	-61.5%
Systems integration and related
expenses	2.6	1.5	1.4	2.0	1.7	-34.6%	7.7	3.7	-51.9%
Other expenses	1.2	0.8	0.9	0.1	0.2	-83.3%	2.1	0.3	-85.7%
Total Merger-Related Expenses	$4.4	$2.6	$2.8	$2.3	$2.2	-50.0%	$11.1	$4.5	-59.5%

(1)	Represents merger-related expenses included in general and administrative expenses and restructuring charges.

6/30/2010									PAGE 5
Selected Financial Results Summary
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Operating Revenues
Annuities	$552.5	$598.2	$628.9	$629.9	$644.6	16.7%	$1,074.2	$1,274.5	18.6%
Defined Contribution	223.5	240.6	243.7	240.5	245.3	9.8%	442.0	485.8	9.9%
Total Retirement Solutions	776.0	838.8	872.6	870.4	889.9	14.7%	1,516.2	1,760.3	16.1%
Life Insurance	1,002.2	1,089.1	1,125.9	1,127.8	1,135.5	13.3%	2,078.4	2,263.3	8.9%
Group Protection	442.9	414.6	433.6	445.2	470.1	6.1%	864.3	915.3	5.9%
Total Insurance Solutions	1,445.1	1,503.7	1,559.5	1,573.0	1,605.6	11.1%	2,942.7	3,178.6	8.0%
Other Operations	115.4	119.6	126.4	123.9	121.0	4.9%	220.8	244.9	10.9%
Total Operating Revenues	2,336.5	2,462.1	2,558.5	2,567.3	2,616.5	12.0%	4,679.7	5,183.8	10.8%

Excluded realized gain (loss), pre-tax (1)	(454.6)	(381.1)	(156.6)	(40.9)	(11.1)	97.6%	(662.2)	(52.0)	92.1%
Amortization of DFEL associated with benefit
ratio unlocking, pre-tax	(0.2)	0.2	-	0.3	(1.6)	NM	(4.3)	(1.3)	69.8%
Amortization of deferred gains arising from
reserve changes on business sold
through reinsurance, pre-tax	0.7	0.7	0.5	0.7	0.7	0.0%	1.3	1.4	7.7%
Total Revenues	$1,882.4	$2,081.9	$2,402.4	$2,527.4	$2,604.5	38.4%	$4,014.5	$5,131.9	27.8%

Income (Loss) from Operations
Annuities	$65.4	$94.5	$119.7	$118.7	$116.4	78.0%	$139.3	$235.1	68.8%
Defined Contribution	27.7	42.6	33.3	35.9	36.0	30.0%	57.5	71.9	25.0%
Total Retirement Solutions	93.1	137.1	153.0	154.6	152.4	63.7%	196.8	307.0	56.0%
Life Insurance	132.9	136.5	157.6	136.7	151.2	13.8%	275.1	287.9	4.7%
Group Protection	33.6	34.5	30.1	21.4	22.7	-32.4%	59.3	44.1	-25.6%
Total Insurance Solutions	166.5	171.0	187.7	158.1	173.9	4.4%	334.4	332.0	-0.7%
Other Operations	(52.3)	(32.6)	(43.5)	(36.6)	(36.1)	31.0%	(160.8)	(72.7)	54.8%
Income from Operations	207.3	275.5	297.2	276.1	290.2	40.0%	370.4	566.3	52.9%
Excluded realized gain (loss), after-
tax (1) (2)	(296.8)	(248.3)	(98.3)	(26.5)	(7.3)	97.5%	(433.2)	(33.8)	92.2%
Benefit ratio unlocking, after-tax (1) (2)	80.9	52.3	7.6	5.5	(30.9)	NM	28.9	(25.4)	NM
Income from reserve changes (net of related
amortization) on business sold through
reinsurance, after-tax (2)	0.4	0.4	0.5	0.4	0.5	25.0%	0.8	0.9	12.5%
Gain on early extinguishment of
debt, after-tax (2)	-	-	-	-	-	NM	41.8	-	-100.0%
Impairment of intangibles, after-tax (2)	0.6	1.4	(108.8)	-	-	-100.0%	(602.9)	-	100.0%
Income (loss) from discontinued
operations, after-tax (3)	(153.8)	72.0	4.1	27.9	2.7	101.8%	(146.1)	30.6	120.9%
Net Income (Loss)	(161.4)	153.3	102.3	283.4	255.2	258.1%	(740.3)	538.6	172.8%
Preferred stock dividends and
accretion of discount	-	(16.3)	(18.2)	(18.4)	(18.3)	NM	-	(36.7)	NM
Write-off of unamortized discount on preferred stock
preferred stock at liquidation	-	-	-	-	(130.6)	NM	-	(130.6)	NM
Adjustment for deferred units of LNC stock
in our non-director deferred
compensation plans (4)	-	-	-	-	(1.9)	NM	-	(1.9)	NM
Minority interest adjustment (5)	-	-	-	-	-	NM	(0.1)	-	100.0%
Net Income (Loss) Available to Common
Stockholders - Diluted	$(161.4)	$137.0	$84.1	$265.0	$104.4	164.7%	$(740.4)	$369.4	149.9%

Stockholders' Equity
Beginning-of-period (including AOCI)	$7,323.5	$9,074.9	$11,655.5	$11,700.2	$12,368.5		$7,976.7	$11,700.2
End-of-period (including AOCI)	9,074.9	11,655.5	11,700.2	12,368.5	12,637.3		9,074.9	12,637.3
End-of-period (excluding AOCI)	10,782.3	11,876.0	11,961.6	12,066.3	11,699.4		10,782.3	11,699.4
Average equity (excluding AOCI)	10,540.5	11,329.1	11,918.8	12,013.9	11,882.9		10,540.0	11,948.4

Restructuring Charges, After-Tax	$18.6	$0.4	$0.2	$0.0	$0.0		$21.9	$0.0

Common Shares Outstanding
Average for the period - basic	260.1	301.8	301.9	302.2	304.5		257.8	303.4
Average for the period - diluted	262.4	310.0	311.6	312.1	314.6		260.1	313.4
End-of-period - diluted	304.2	311.8	311.8	313.0	325.9		304.2	325.9

Earnings (Loss) Per Common Share - Diluted
Income from operations (6)	$0.79	$0.84	$0.90	$0.83	$0.86		$1.42	$1.68
Net income (loss) (6)	(0.62)	0.44	0.27	0.85	0.33		(2.87)	1.18
Restructuring charges	(0.07)	(0.00)	(0.00)	(0.00)	(0.00)		0.08	(0.00)

Stockholders' Equity Per Common Share
Stockholders' equity (including AOCI) (7)	$30.02	$35.91	$36.02	$38.19	$39.89		$30.02	$39.89
Stockholders' equity (excluding AOCI) (7)	35.67	36.64	36.89	37.19	36.93		35.67	36.93
Dividends declared (common stock)	0.010	0.010	0.010	0.010	0.010		0.020	0.020

Return on Equity
Net income (loss)/average equity	-6.1%	5.4%	3.4%	9.4%	8.6%		-14.0%	9.0%
Income from operations/average equity	7.9%	9.7%	10.0%	9.2%	9.8%		7.0%	9.5%

Market Value of Common Shares
Highest price	$19.99	$27.82	$28.10	$30.74	$33.55		$25.59	$33.55
Lowest price	5.52	14.34	21.99	22.52	23.86		4.90	22.52
Closing price	17.21	25.91	24.88	30.70	24.29		17.21	24.29

(1)	See page 6 for detail.
(2)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(3)	Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 27 for details.
(4)	The numerator used in the calculation of our diluted EPS is adjusted down for the removal of the favorable mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.
(5)	Relates to outstanding stock options under the Delaware Investments U.S. Inc. stock option incentive plan.
(6)	In those periods with a loss from continuing operations, shares used in the earnings per share calculation represent basic shares, since using diluted shares would have been anti-dilutive. This same concept applies to our income from operations as well.
(7)	These computations exclude Series B preferred stock balances as it is non-convertible.

6/30/2010					PAGE 6

Details Underlying Realized Gain (Loss), After-DAC and Benefit Ratio Unlocking
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Components of Operating Realized Gain (Loss)
Indexed annuity net derivatives results (1)	$0.2	$0.3	$-	$0.4	$(0.7)	NM	$(0.1)	$(0.3)	NM
GLB (2)	11.5	14.7	15.8	15.0	16.3	41.7%	23.3	31.3	34.3%
Total operating realized gain (loss), pre-tax	11.7	15.0	15.8	15.4	15.6	33.3%	23.2	31.0	33.6%
Federal income tax expense (benefit) (8)	4.1	5.2	5.5	5.3	5.6	36.6%	8.2	10.9	32.9%
Total operating realized
gain (loss),after-tax	$7.6	$9.8	$10.3	$10.1	$10.0	31.6%	$15.0	$20.1	34.0%

Components of Excluded Realized Gain (Loss)
Realized gain (loss) related to certain
investments (3)	(154.3)	(123.5)	(126.6)	(55.0)	(5.1)	96.7%	(287.9)	(60.1)	79.1%
Gain (loss) on certain derivative instruments, including those associated with our consolidated VIEs, and
trading securities (4)	(13.4)	58.4	(14.0)	12.6	(45.8)	NM	(8.1)	(33.2)	NM
GLB net derivatives results (5)	(150.5)	(227.9)	2.8	11.9	10.8	107.2%	(276.1)	22.7	108.2%
GDB derivatives results (6)	(140.8)	(84.2)	(21.7)	(13.0)	25.7	118.3%	(95.0)	12.7	113.4%
Indexed annuity forward-starting option (7)	3.4	(3.9)	2.9	2.6	3.3	-2.9%	3.9	5.9	51.3%
Gain (loss) on sale of subsidiaries/businesses	1.0	-	-	-	-	-100.0%	1.0	-	-100.0%
Total excluded realized gain (loss), pre-tax	(454.6)	(381.1)	(156.6)	(40.9)	(11.1)	97.6%	(662.2)	(52.0)	92.1%
Federal income tax expense (benefit) (8)	(157.8)	(132.8)	(58.3)	(14.4)	(3.8)	97.6%	(229.0)	(18.2)	92.1%
Total excluded realized
gain (loss), after-tax	$(296.8)	$(248.3)	$(98.3)	$(26.5)	$(7.3)	97.5%	$(433.2)	$(33.8)	92.2%

Components of GLB Net Derivatives Results
Net valuation premium, net of reinsurance	$27.4	$31.2	$34.8	$25.8	$27.7	1.1%	$49.6	$53.5	7.9%
Change in reserves hedged:
Unlocking	-	(25.7)	(240.8)	-	-	NM	-	-	NM
Other	1,977.7	208.9	644.6	190.0	(1,402.0)	NM	2,210.9	(1,212.0)	NM
Change in market value of derivative assets	(1,846.3)	(241.1)	(548.9)	(198.0)	1,248.5	167.6%	(2,144.4)	1,050.5	149.0%
Hedge program
effectiveness (ineffectiveness)	131.4	(57.9)	(145.1)	(8.0)	(153.5)	NM	66.5	(161.5)	NM
Change in reserves not hedged (NPR
component)	(333.0)	(212.0)	54.1	(0.9)	151.0	145.3%	(388.4)	150.1	138.6%
Change in derivative assets not hedged
(NPR component)	17.0	5.0	4.7	(1.0)	(8.1)	NM	5.1	(9.1)	NM
Associated amortization expense of DAC, VOBA,
DSI and DFEL:
Unlocking	(83.7)	(76.5)	43.5	4.7	5.2	106.2%	(143.1)	9.9	106.9%
Other amortization	90.4	82.3	10.8	(8.7)	(11.5)	NM	134.2	(20.2)	NM
GLB net derivatives results, pre-tax	$(150.5)	$(227.9)	$2.8	$11.9	$10.8	107.2%	$(276.1)	$22.7	108.2%

Components of Benefit Ratio Unlocking (8)
GLB benefit ratio unlocking, after-tax	$6.2	$3.6	$1.1	$0.6	$(3.0)	NM	$3.1	$(2.4)	NM
GDB benefit ratio unlocking, after-tax	74.7	48.7	6.5	4.9	(27.9)	NM	25.8	(23.0)	NM
Total benefit ratio unlocking, after-tax	$80.9	$52.3	$7.6	$5.5	$(30.9)	NM	$28.9	$(25.4)	NM

GDB Benefit Ratio Unlocking, Net of Derivative Results (8)
GDB benefit ratio unlocking, after-tax	$74.7	$48.7	$6.5	$4.9	$(27.9)	NM	$25.8	$(23.0)	NM
GDB derivatives results, after-tax	(92.8)	(55.6)	(10.5)	(8.4)	16.6	117.9%	(64.5)	8.2	112.7%
GDB benefit ratio unlocking, net of
derivative results, after-tax	$(18.1)	$(6.9)	$(4.0)	$(3.5)	$(11.3)	37.6%	$(38.7)	$(14.8)	61.8%

(1)	Represents the net difference between the change in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products. The change in the fair value of the liability for the embedded derivative represents the amount that is credited to the indexed annuity contract.
(2)	Represents the "risk/profit margin" portion of the attributed GLB rider fees. We have certain GLB variable annuity riders with GWB and GIB features that are embedded derivatives. We attribute to the embedded derivative the portion of total fees collected from the contract holder that relates to the GLB riders
(the “attributed fees”). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract (the “net valuation premium”) plus a margin that a theoretical market participant would include for risk/profit (the “risk/profit margin”). We include the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss). For our Retirement Solutions – Annuities and Retirement Solutions – Defined Contribution
segments, the total fees collected from the contract holders in excess of the GLB attributed fees are reported in insurance fees.
(3)	See page 29 for detail.
(4)	Represents changes in the fair values of certain derivative investments (including the credit default swaps and contingent forwards associated with our consolidated
VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.
(5)	Represents the net valuation premium, the change in the fair value of the embedded derivative liabilities of our GLB products, the change in the fair value of the derivative instruments we own to hedge the embedded derivative, the cost of purchasing the derivative instruments, and the associated changes to DAC, VOBA,
DSI, and DFEL.
(6)	Represents the change in the fair value of the derivatives we own to hedge the change in the GDB riders.
(7)	Represents changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(8)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

6/30/2010									PAGE 7
Consolidated Statements of Income
Unaudited (in millions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Revenues
Insurance premiums	$541.8	$490.4	$523.8	$531.8	$551.4	1.8%	$1,050.0	$1,083.2	3.2%
Surrender charges	36.8	43.2	40.6	42.7	34.5	-6.2%	68.6	77.2	12.5%
Mortality assessments	320.0	317.1	317.8	317.9	325.3	1.7%	664.1	643.2	-3.1%
Expense assessments	333.9	405.3	406.9	427.5	433.4	29.8%	659.0	860.9	30.6%
Net investment income	970.6	1,071.3	1,122.3	1,106.1	1,119.8	15.4%	1,983.9	2,225.9	12.2%
Realized gain (loss):
Total other-than-temporary
impairment losses on
securities	(220.1)	(147.5)	(88.7)	(75.9)	(11.6)	94.7%	(430.7)	(87.5)	79.7%
Portion of loss
recognized in other
comprehensive income	102.5	67.8	15.4	23.5	-	-100.0%	191.6	23.5	-87.7%
Net other-than-temporary impairment
losses on securities
recognized in earnings	(117.6)	(79.7)	(73.3)	(52.4)	(11.6)	90.1%	(239.1)	(64.0)	73.2%
Realized gain (loss), excluding
other-than-temporary
impairment losses on
securities	(325.3)	(286.4)	(67.5)	26.9	16.1	101.4%	(399.9)	43.0	110.8%
Total realized gain (loss) (1)	(442.9)	(366.1)	(140.8)	(25.5)	4.5	101.0%	(639.0)	(21.0)	96.7%

Amortization of deferred gains
on business sold
through reinsurance	18.3	18.4	20.3	18.9	18.6	1.6%	37.3	37.5	0.5%
Other revenues and fees	103.9	102.3	111.5	108.0	117.0	12.6%	190.6	225.0	18.0%
Total Revenues	1,882.4	2,081.9	2,402.4	2,527.4	2,604.5	38.4%	4,014.5	5,131.9	27.8%

Benefits and Expenses
Interest credited	606.9	614.2	614.9	617.7	613.0	1.0%	1,233.8	1,230.7	-0.3%
Benefits	574.6	577.2	763.9	779.2	839.2	46.0%	1,494.7	1,618.4	8.3%
Underwriting, acquisition,
insurance and other
expenses	694.5	761.4	694.6	713.7	753.1	8.4%	1,338.0	1,466.8	9.6%
Interest and debt expense	60.9	68.0	68.1	68.1	69.0	13.3%	61.2	137.1	124.0%
Impairment of intangibles	(0.6)	(1.4)	127.8	-	-	100.0%	603.1	-	-100.0%
Total Benefits and
Expenses	1,936.3	2,019.4	2,269.3	2,178.7	2,274.3	17.5%	4,730.8	4,453.0	-5.9%
Income (loss) from continuing
operations before taxes	(53.9)	62.5	133.1	348.7	330.2	NM	(716.3)	678.9	194.8%
Federal income tax expense
(benefit)	(46.3)	(18.8)	34.9	93.2	77.7	267.8%	(122.1)	170.9	240.0%
Income (Loss) from Continuing
Operations	(7.6)	81.3	98.2	255.5	252.5	NM	(594.2)	508.0	185.5%
Income (loss) from discontinued
operations, net of federal income
tax expense (benefit) (2)	(153.8)	72.0	4.1	27.9	2.7	101.8%	(146.1)	30.6	120.9%
Net Income (Loss)	(161.4)	153.3	102.3	283.4	255.2	258.1%	(740.3)	538.6	172.8%
Preferred stock dividends
and accretion of discount	-	(16.3)	(18.2)	(18.4)	(18.3)	NM	-	(36.7)	NM
Write-off of unamortized discount on preferred
stock at liquidation	-	-	-	-	(130.6)	NM	-	(130.6)	NM
Adjustment for deferred units of LNC stock
in our non-director deferred
compensation plans (3)	-	-	-	-	(1.9)	NM	-	(1.9)	NM
Minority interest
adjustment (4)	-	-	-	-	-	NM	(0.1)	-	100.0%
Net Income (Loss) Available to
Common Stockholders -
Diluted	$(161.4)	$137.0	$84.1	$265.0	$104.4	164.7%	$(740.4)	$369.4	253.8%

Earnings (Loss) Per Common Share (Diluted) (5)
Income (loss) from
continuing operations	$(0.03)	$0.21	$0.26	$0.76	$0.32	NM	$(2.30)	$1.08	147.0%
Income (loss) from discontinued operations,
net of federal income tax
expense (benefit) (2)	(0.59)	0.23	0.01	0.09	0.01	101.5%	(0.57)	0.10	117.3%
Net Income (Loss)	$(0.62)	$0.44	$0.27	$0.85	$0.33	153.2%	$(2.87)	$1.18	141.1%

(1)	See page 6 for detail.
(2)	Contains discontinued operations and the loss on disposition. See Discontinued Operations on page 27 for additional details.
(3)	The numerator used in the calculation of our diluted EPS is adjusted down for the removal of the favorable mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.
(4)	Relates to outstanding stock options under the Delaware Investments U.S. Inc. stock option incentive plan.
(5)	In those periods with a loss from continuing operations, shares used in the earnings per share calculation represent basic shares, since using diluted shares would have been anti-dilutive.

6/30/2010				PAGE 8
Consolidated Roll Forwards of DAC, VOBA, DSI and DFEL
Unaudited (in millions)

	For the Three Months Ended					For the Six Months Ended
	June	Sept.	Dec.	March	June	June	June
DAC and VOBA	2009	2009	2009	2010	2010	2009	2010
Balance as of beginning-of-period	$11,399.4	$10,455.9	$9,182.3	$9,509.6	$9,195.1	$11,403.3	$9,509.6
Business sold through reinsurance	-	-	-	-	-	(292.9)	-
Deferrals	385.4	422.5	460.0	385.1	401.2	768.9	786.3
Amortization, net of interest:
Unlocking	(0.5)	(39.9)	12.7	43.3	21.7	(33.1)	65.0
Amortization, net of interest,
excluding unlocking	(231.2)	(271.5)	(273.6)	(301.4)	(318.6)	(436.2)	(620.0)
Deferrals, net of amortization included in
operating underwriting, acquisition,
insurance and other expenses	153.7	111.1	199.1	127.0	104.3	299.6	231.3
Amortization, net of interest, associated
with benefit ratio unlocking	(18.9)	(12.1)	(1.1)	(1.8)	7.7	2.5	5.9
Adjustment related to realized (gains) losses	70.5	31.2	82.1	(8.6)	(26.6)	77.3	(35.2)
Adjustment related to unrealized
(gains) losses	(1,148.8)	(1,403.8)	47.2	(431.1)	(746.0)	(1,033.9)	(1,177.1)
Balance as of End-of-Period	$10,455.9	$9,182.3	$9,509.6	$9,195.1	$8,534.5	$10,455.9	$8,534.5

DSI
Balance as of beginning-of-period	$279.4	$289.1	$305.0	$323.3	$299.4	$262.7	$323.3
Deferrals	19.2	20.1	21.1	19.5	17.7	35.1	37.2
Amortization, net of interest:
Unlocking	(0.1)	3.6	2.5	2.1	2.2	(1.9)	4.3
Amortization, net of interest,
excluding unlocking	(9.9)	(10.2)	(6.3)	(15.0)	(14.2)	(14.8)	(29.2)
Deferrals, net of amortization included in
operating insurance benefits or
interest credited	9.2	13.5	17.3	6.6	5.7	18.4	12.3
Amortization, net of interest, associated
with benefit ratio unlocking	(1.7)	(1.1)	(0.1)	(0.2)	1.0	0.8	0.8
Adjustment related to realized (gains) losses	2.9	3.1	2.0	(1.9)	(2.6)	7.7	(4.5)
Adjustment related to unrealized
(gains) losses	(0.7)	0.4	(0.9)	(28.4)	(14.9)	(0.5)	(43.3)
Balance as of End-of-Period	$289.1	$305.0	$323.3	$299.4	$288.6	$289.1	$288.6

DFEL
Balance as of beginning-of-period	$1,076.2	$1,160.8	$1,220.3	$1,337.6	$1,345.3	$1,019.4	$1,337.6
Business sold through reinsurance	-	-	-	-	-	(11.0)	-
Deferrals	112.5	124.0	151.6	135.2	134.1	220.1	269.3
Amortization, net of interest:
Unlocking	(0.9)	(30.7)	(2.0)	(7.0)	(7.8)	(5.8)	(14.8)
Amortization, net of interest,
excluding unlocking	(28.3)	(36.6)	(34.4)	(44.0)	(47.5)	(61.3)	(91.5)
Deferrals, net of amortization included
in operating expense assessments	83.3	56.7	115.2	84.2	78.8	153.0	163.0
Amortization, net of interest, associated
with benefit ratio unlocking	0.2	(0.2)	-	(0.3)	1.6	4.3	1.3
Adjustment related to realized gains (losses)	0.9	2.2	2.8	(1.3)	(2.8)	(5.8)	(4.1)
Adjustment related to unrealized
gains (losses)	0.2	0.8	(0.7)	(74.9)	(115.1)	0.9	(190.0)
Balance as of End-of-Period	$1,160.8	$1,220.3	$1,337.6	$1,345.3	$1,307.8	$1,160.8	$1,307.8

6/30/2010						PAGE 9
Consolidating Statements of Income From Operations
For the Quarter Ended June 30, 2010
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$9.8	$-	$107.5	$433.7	$0.3	$551.3
Surrender charges	9.6	0.7	24.1	-	-	34.4
Mortality assessments	-	-	325.3	-	-	325.3
Expense assessments	260.1	48.7	125.9	-	-	434.7
Net investment income	271.5	191.2	545.0	34.3	77.8	1,119.8
Operating realized gain (loss) (2)	15.5	0.1	-	-	-	15.6
Amortization of deferred gain on business sold through reinsurance	-	-	-	-	18.0	18.0
Other revenues and fees	78.1	4.6	7.7	2.1	24.9	117.4
Total Operating Revenues	644.6	245.3	1,135.5	470.1	121.0	2,616.5

Operating Expenses
Interest credited	176.9	110.0	298.8	0.1	28.1	613.9
Benefits	40.7	0.1	374.2	334.1	35.3	784.4
Underwriting, acquisition, insurance and other expenses	282.0	85.1	241.3	101.3	51.1	760.8
Interest and debt expense	-	-	-	-	69.0	69.0
Total Operating Expenses	499.6	195.2	914.3	435.5	183.5	2,228.1
Income (loss) from operations before federal income tax expense (benefit)	145.0	50.1	221.2	34.6	(62.5)	388.4
Federal income tax expense (benefit)	28.6	14.1	70.0	11.9	(26.4)	98.2
Income (Loss) from Operations	$116.4	$36.0	$151.2	$22.7	$(36.1)	$290.2

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 15 and 20.

6/30/2010						PAGE 10
Consolidating Statements of Income From Operations
For the Quarter Ended June 30, 2009
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$32.5	$-	$93.3	$413.3	$2.7	$541.8
Surrender charges	8.9	1.3	26.7	-	-	36.9
Mortality assessments	-	-	320.0	-	-	320.0
Expense assessments	187.3	43.4	103.0	-	-	333.7
Net investment income	243.9	175.6	453.3	28.1	69.8	970.7
Operating realized gain (loss) (2)	11.6	0.1	-	-	-	11.7
Amortization of deferred gain on business sold through reinsurance	-	-	(0.7)	-	18.4	17.7
Other revenues and fees	68.3	3.1	6.6	1.5	24.5	104.0
Total Operating Revenues	552.5	223.5	1,002.2	442.9	115.4	2,336.5

Operating Expenses
Interest credited	170.4	112.0	290.8	0.5	31.4	605.1
Benefits	67.0	(0.7)	323.0	292.7	36.0	718.0
Underwriting, acquisition, insurance and other expenses	238.5	73.9	191.7	98.0	73.4	675.5
Interest and debt expense	-	-	-	-	60.9	60.9
Total Operating Expenses	475.9	185.2	805.5	391.2	201.7	2,059.5
Income (loss) from operations before federal income tax expense (benefit)	76.6	38.3	196.7	51.7	(86.3)	277.0
Federal income tax expense (benefit)	11.2	10.6	63.8	18.1	(34.0)	69.7
Income (Loss) from Operations	$65.4	$27.7	$132.9	$33.6	$(52.3)	$207.3

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 15 and 20.

6/30/2010						PAGE 11
Consolidating Statements of Income From Operations
For the Six Months Ended June 30, 2010
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$19.7	$-	$219.8	$843.6	$-	$1,083.1
Surrender charges	20.5	1.8	54.9	-	-	77.2
Mortality assessments	-	-	643.2	-	-	643.2
Expense assessments	509.3	97.8	254.6	-		861.7
Net investment income	542.3	377.4	1,075.1	67.9	163.2	2,225.9
Operating realized gain (loss) (2)	30.8	0.2	-	-	-	31.0
Amortization of deferred gain on business sold through reinsurance	-	-	-	-	36.2	36.2
Other revenues and fees	151.9	8.6	15.7	3.8	45.5	225.5
Total Operating Revenues	1,274.5	485.8	2,263.3	915.3	244.9	5,183.8

Operating Expenses
Interest credited	353.1	220.4	595.7	0.6	61.7	1,231.5
Benefits	84.5	2.1	773.1	644.8	69.4	1,573.9
Underwriting, acquisition, insurance and other expenses	541.8	163.0	471.3	202.4	94.2	1,472.7
Interest and debt expense	-	-	-	-	137.1	137.1
Total Operating Expenses	979.4	385.5	1,840.1	847.8	362.4	4,415.2
Income (loss) from operations before federal income tax expense (benefit)	295.1	100.3	423.2	67.5	(117.5)	768.6
Federal income tax expense (benefit)	60.0	28.4	135.3	23.4	(44.8)	202.3
Income (Loss) from Operations	$235.1	$71.9	$287.9	$44.1	$(72.7)	$566.3

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 15 and 20.

6/30/2010						PAGE 12
Consolidating Statements of Income From Operations
For the Six Months Ended June 30, 2009
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$59.6	$-	$183.8	$803.1	$3.5	$1,050.0
Surrender charges	18.1	2.3	48.3	-	-	68.7
Mortality assessments	-	-	664.1	-	-	664.1
Expense assessments	359.8	83.0	219.5	-	-	662.3
Net investment income	484.3	351.1	951.0	58.2	139.4	1,984.0
Operating realized gain (loss) (2)	23.1	0.1	-	-	-	23.2
Amortization of deferred gain on business sold through reinsurance	-	-	(0.7)	-	36.8	36.1
Other revenues and fees	129.3	5.5	12.4	3.0	41.1	191.3
Total Operating Revenues	1,074.2	442.0	2,078.4	864.3	220.8	4,679.7

Operating Expenses
Interest credited	334.1	223.5	593.6	1.1	82.3	1,234.6
Benefits	142.8	(2.6)	678.7	574.7	142.6	1,536.2
Underwriting, acquisition, insurance and other expenses	458.1	146.4	415.7	197.3	122.8	1,340.3
Interest and debt expense	-	-	-	-	125.6	125.6
Total Operating Expenses	935.0	367.3	1,688.0	773.1	473.3	4,236.7
Income (loss) from operations before federal income tax expense (benefit)	139.2	74.7	390.4	91.2	(252.5)	443.0
Federal income tax expense (benefit)	(0.1)	17.2	115.3	31.9	(91.7)	72.6
Income (Loss) from Operations	$139.3	$57.5	$275.1	$59.3	$(160.8)	$370.4

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 15 and 20.

6/30/2010					PAGE 13
Consolidated Balance Sheets and Selected Share Data
Unaudited (millions of dollars)

	As of
	June	Sept.	Dec.	March	June
	2009	2009	2009	2010	2010
ASSETS
Investments:
Corporate bonds	$42,489.5	$46,304.6	$45,860.3	$47,446.2	$50,403.0
U.S. Government bonds	221.2	221.7	194.2	198.3	209.0
Foreign government bonds	479.8	492.9	504.9	456.1	472.3
Mortgage-backed securities	9,889.7	10,946.9	11,103.3	11,365.4	11,605.9
State and municipal bonds	906.6	1,464.9	1,967.6	2,198.1	2,539.9
VIEs' fixed maturity securities	-	-	-	579.5	581.4
Preferred stocks - redeemable	1,063.0	1,235.2	1,188.0	1,216.7	1,160.9
Common stocks	171.9	211.6	198.4	222.3	190.2
Preferred stocks - equity	64.4	71.4	80.0	87.7	55.7
Total available-for-sale securities	55,286.1	60,949.2	61,096.7	63,770.3	67,218.3
Trading securities	2,316.7	2,547.9	2,504.6	2,532.5	2,607.6
Mortgage loans on real estate	7,468.3	7,276.7	7,177.8	7,012.5	6,881.6
Real estate	159.2	154.3	173.8	200.6	218.2
Policy loans	2,896.9	2,893.0	2,897.8	2,902.8	2,901.8
Derivative investments	1,233.8	1,282.0	1,010.1	992.4	1,988.9
Other investments	1,187.1	1,079.6	1,057.2	1,046.4	1,136.8
Total investments	70,548.1	76,182.7	75,918.0	78,457.5	82,953.2
Cash and invested cash	2,399.5	3,159.0	4,024.7	3,444.7	3,699.6
DAC and VOBA	10,455.9	9,182.3	9,509.6	9,195.1	8,534.5
Premiums and fees receivable	400.2	323.4	320.9	397.4	316.6
Accrued investment income	881.5	943.2	889.2	940.0	945.4
Reinsurance recoverables	7,729.3	7,664.1	6,425.9	6,520.1	6,659.6
Reinsurance related embedded derivatives	45.8	-	-	-	-
Goodwill	3,096.4	3,096.4	3,013.5	3,013.5	3,013.5
Other assets	10,396.8	10,827.1	3,831.4	3,223.9	3,162.8
Separate account assets	61,090.9	70,111.0	73,500.1	76,429.2	70,844.1
Total Assets	$167,044.4	$181,489.2	$177,433.3	$181,621.4	$180,129.3

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$16,127.5	$15,970.2	$15,287.4	$15,269.9	$16,663.7
Other contract holder funds	62,427.6	63,956.3	64,818.5	65,452.3	66,276.4
Short-term debt	454.5	400.2	349.9	101.2	99.4
Long-term debt	4,775.1	4,788.6	5,050.4	5,060.3	5,864.7
Reinsurance related embedded derivatives	-	39.1	30.5	46.6	92.4
Funds withheld reinsurance liabilities	1,222.3	1,219.8	1,260.6	1,216.4	1,196.2
Deferred gain on indemnity reinsurance	529.1	510.8	543.4	524.7	505.9
Payables for collateral on investments	1,712.1	2,239.8	1,906.7	1,827.7	2,376.2
VIEs' liabilities	-	-	-	142.0	187.5
Other liabilities	9,630.4	10,597.9	2,985.6	3,182.6	3,385.5
Separate account liabilities	61,090.9	70,111.0	73,500.1	76,429.2	70,844.1
Total liabilities	157,969.5	169,833.7	165,733.1	169,252.9	167,492.0

Stockholders' Equity
Series A preferred stock	0.4	0.4	0.4	0.4	0.4
Series B preferred stock	-	799.9	806.3	812.8	-
Common stock	7,681.5	7,841.7	7,839.9	7,845.3	8,188.2
Retained earnings	3,100.4	3,234.0	3,315.0	3,407.8	3,510.8
Accumulated other comprehensive income (loss):
Net unrealized gain (loss) on available-for-sale securities	(1,448.8)	126.8	49.4	600.6	1,267.2
Unrealized other-than-temporary impairment on available-for-sale securities	(117.7)	(121.8)	(115.1)	(113.9)	(110.4)
Net unrealized gain (loss) on derivative instruments	53.7	10.8	11.4	21.0	(13.9)
Foreign currency translation adjustment	91.5	68.2	2.9	1.7	1.5
Funded status of employee benefit plans	(286.1)	(304.5)	(210.0)	(207.2)	(206.5)
Total accumulated other comprehensive income (loss)	(1,707.4)	(220.5)	(261.4)	302.2	937.9
Total stockholders' equity	9,074.9	11,655.5	11,700.2	12,368.5	12,637.3
Total Liabilities and Stockholders' Equity	$167,044.4	$181,489.2	$177,433.3	$181,621.4	$180,129.3

Share Data Per Common Share
Stockholders' equity per share (1)	$30.02	$35.91	$36.02	$38.19	$39.89
Book value, excluding AOCI (1)	35.67	36.64	36.89	37.19	36.93
Common shares outstanding - assuming conversion of
Series A preferred shares (in millions)	302.3	302.3	302.4	302.6	316.8

(1)	These computations exclude Series B preferred stock balances as it is non-convertible.

6/30/2010						PAGE 14
Balance Sheet Data - Segment Highlights
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
As of June 30, 2010		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Assets
Allocated investments and cash and invested cash (2)	$24,386.6	$13,822.3	$37,418.6	$2,498.0	$8,527.3	$86,652.8
DAC and VOBA	2,156.5	375.2	5,836.9	165.9	0.0	8,534.5
Goodwill	439.8	20.2	2,188.5	274.3	90.7	3,013.5
DSI and other intangibles	286.3	4.2	83.0	-	118.2	491.7
Reinsurance recoverables	582.2	-	1,934.3	41.5	4,101.6	6,659.6
Separate account assets	53,849.4	11,958.7	4,861.7	-	174.3	70,844.1

Liabilities and Capital
Future contract benefits	2,529.3	9.3	6,612.7	1,523.6	5,988.8	16,663.7
Other contract holder funds	20,057.3	12,574.5	31,897.8	219.9	1,526.9	66,276.4

Allocated capital (3)	3,027.8	1,045.9	8,446.0	1,130.5	(1,950.8)	11,699.4

As of December 31, 2009

Assets
Allocated investments and cash and invested cash (2)	$21,113.4	$13,053.4	$35,072.6	$2,296.1	$8,407.2	$79,942.7
DAC and VOBA	2,381.0	537.7	6,427.9	159.5	3.5	9,509.6
Goodwill	439.8	20.2	2,188.5	274.3	90.7	3,013.5
DSI and other intangibles	320.6	4.6	85.0	-	118.2	528.4
Reinsurance recoverables	531.8	-	1,870.8	39.9	3,983.4	6,425.9
Separate accounts assets	55,286.9	12,949.6	5,088.3	-	175.3	73,500.1

Liabilities and Capital
Future contract benefits	1,439.0	2.6	6,434.7	1,446.3	5,964.8	15,287.4
Other contract holder funds	19,565.6	12,239.8	31,287.4	193.1	1,532.6	64,818.5

Allocated capital (3)	2,785.0	1,070.6	8,144.1	1,065.1	(1,103.2)	11,961.6

(1)	Includes inter-segment eliminations.
(2)	Includes inter-segment cash management balances our segments utilize to borrow money to meet their short-term needs and also to invest short-term funds with other segments. These balances eliminate in consolidation.
(3)	Allocated capital is based on internal economic capital models plus certain other items (principally intangibles, including DAC and VOBA, goodwill and other items).

6/30/2010									PAGE 15
Retirement Solutions - Annuities
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Operating Revenues
Insurance premiums (1)	$32.5	$17.3	$11.9	$9.9	$9.8	-69.8%	$59.6	$19.7	-66.9%
Surrender charges	8.9	9.0	9.3	10.9	9.6	7.9%	18.1	20.5	13.3%
Expense assessments	187.3	214.3	230.1	249.2	260.1	38.9%	359.8	509.3	41.6%
Net investment income	243.9	271.5	281.2	270.8	271.5	11.3%	484.3	542.3	12.0%
Operating realized gain
(loss) (2)	11.6	14.9	15.8	15.3	15.5	33.6%	23.1	30.8	33.3%
Other revenues and fees (3)	68.3	71.2	80.6	73.8	78.1	14.3%	129.3	151.9	17.5%
Total Operating
Revenues	552.5	598.2	628.9	629.9	644.6	16.7%	1,074.2	1,274.5	18.6%

Operating Expenses
Interest credited	170.4	175.9	172.5	176.2	176.9	3.8%	334.1	353.1	5.7%
Benefits (1)	67.0	51.5	47.5	43.8	40.7	-39.3%	142.8	84.5	-40.8%
Underwriting, acquisition, insurance
and other expenses	238.5	258.8	266.0	259.8	282.0	18.2%	458.1	541.8	18.3%
Total Operating
Expenses	475.9	486.2	486.0	479.8	499.6	5.0%	935.0	979.4	4.7%
Income from operations before
federal income tax expense	76.6	112.0	142.9	150.1	145.0	89.3%	139.2	295.1	112.0%
Federal income tax
expense (benefit)	11.2	17.5	23.2	31.4	28.6	155.4%	(0.1)	60.0	NM
Income from
Operations	$65.4	$94.5	$119.7	$118.7	$116.4	78.0%	$139.3	$235.1	68.8%

Effective Tax Rate	14.6%	15.6%	16.2%	20.9%	19.7%		-0.1%	20.3%

Average Equity	$2,912.1	$2,814.2	$2,785.6	$2,858.3	$2,979.7		$3,052.8	$2,919.0
Return on Average Equity	9.0%	13.4%	17.2%	16.6%	15.6%		9.1%	16.1%

Income from Operations - Basis
Points on Average Account
Values - Annualized	42	55	65	63	60	18	47	62	15

Operating Realized Gain (Loss) (2)
Indexed annuity net
derivatives results (4)	$0.2	$0.4	$-	$0.4	$(0.7)	NM	$-	$(0.3)	NM
GLB (5)	11.4	14.5	15.8	14.9	16.2	42.1%	23.1	31.1	34.6%
Total Operating Realized
Gain (Loss)	$11.6	$14.9	$15.8	$15.3	$15.5	33.6%	$23.1	$30.8	33.3%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$157.2	$185.3	$161.1	$150.0	$176.7	12.4%	$281.8	$326.7	15.9%
General and
administrative expenses	76.2	82.5	85.9	78.0	82.3	8.0%	148.3	160.3	8.1%
Broker-dealer commissions and general
and administrative expenses	69.2	73.6	81.1	73.6	77.3	11.7%	133.2	150.9	13.3%
Taxes, licenses and fees	6.7	6.3	4.0	9.1	6.1	-9.0%	12.4	15.2	22.6%
Total commissions and
expenses incurred	309.3	347.7	332.1	310.7	342.4	10.7%	575.7	653.1	13.4%
Less: commissions and
expenses capitalized	(158.2)	(181.0)	(157.2)	(131.6)	(164.5)	-4.0%	(285.5)	(296.1)	-3.7%
Amortization of DAC and
VOBA, net of interest	87.4	92.1	91.1	80.7	104.1	19.1%	167.9	184.8	10.1%
Total Underwriting, Acquisition, Insurance
Other Expenses	$238.5	$258.8	$266.0	$259.8	$282.0	18.2%	$458.1	$541.8	18.3%

General and Administrative Expenses - Basis Points on
Average Account Values -
Annualized (6)	49	48	47	41	43	(6)	50	42	(8)

(1)	Includes our single premium immediate annuities, which have a corresponding offset to benefits for changes in reserves.
(2)	Included in income from operations.
(3)	Primarily broker-dealer revenues.
(4)	See note (1) on page 6 for details.
(5)	See note (2) on page 6 for details.
(6)	Includes distribution costs.

6/30/2010							PAGE 16
Retirement Solutions - Annuities
DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended					For the Six Months Ended
	June	Sept.	Dec.	March	June	June	June
DAC and VOBA	2009	2009	2009	2010	2010	2009	2010
Balance as of beginning-of-period	$3,056.6	$2,698.1	$2,286.6	$2,381.0	$2,285.0	$2,976.9	$2,381.0
Deferrals	158.2	181.0	157.2	131.6	164.5	285.5	296.1
Amortization, net of interest:
Unlocking	5.0	5.1	16.2	59.4	27.5	(12.8)	86.9
Amortization, net of interest, excluding
unlocking	(92.4)	(97.2)	(107.3)	(140.1)	(131.6)	(155.1)	(271.7)
Deferrals, net of amortization included in
operating underwriting, acquisition,
insurance and other expenses	70.8	88.9	66.1	50.9	60.4	117.6	111.3
Amortization, net of interest, associated
with benefit ratio unlocking	(16.9)	(11.0)	(0.9)	(1.3)	7.2	2.9	5.9
Adjustment related to
realized (gains) losses	22.5	26.2	43.9	(11.5)	(20.1)	4.3	(31.6)
Adjustment related to
unrealized (gains) losses	(434.9)	(515.6)	(14.7)	(134.1)	(176.0)	(403.6)	(310.1)
Balance as of End-of-Period	$2,698.1	$2,286.6	$2,381.0	$2,285.0	$2,156.5	$2,698.1	$2,156.5

DSI
Balance as of beginning-of-period	$277.2	$286.6	$302.4	$320.6	$296.9	$260.7	$320.6
Deferrals	18.7	20.0	21.0	19.4	17.7	34.4	37.1
Amortization, net of interest:
Unlocking	(0.2)	3.6	2.6	2.1	2.2	(1.8)	4.3
Amortization, net of interest, excluding
unlocking	(9.7)	(10.2)	(6.4)	(15.0)	(14.1)	(14.7)	(29.1)
Deferrals, net of amortization included
in operating interest credited	8.8	13.4	17.2	6.5	5.8	17.9	12.3
Amortization, net of interest, associated
with benefit ratio unlocking	(1.7)	(1.1)	(0.1)	(0.2)	1.0	0.8	0.8
Adjustment related to
realized (gains) losses	2.9	3.1	2.0	(1.9)	(2.6)	7.6	(4.5)
Adjustment related to
unrealized (gains) losses	(0.6)	0.4	(0.9)	(28.1)	(14.8)	(0.4)	(42.9)
Balance as of End-of-Period	$286.6	$302.4	$320.6	$296.9	$286.3	$286.6	$286.3

DFEL
Balance as of beginning-of-period	$134.5	$146.5	$162.2	$182.1	$191.0	$130.3	$182.1
Deferrals	12.3	15.8	17.6	17.0	20.0	22.9	37.0
Amortization, net of interest:
Unlocking	(0.2)	(2.8)	0.9	1.1	(1.2)	(2.2)	(0.1)
Amortization, net of interest, excluding
unlocking	1.1	1.0	1.8	(5.5)	(5.8)	0.4	(11.3)
Deferrals, net of amortization included
in operating expense assessments	13.2	14.0	20.3	12.6	13.0	21.1	25.6
Amortization, net of interest, associated
with benefit ratio unlocking	0.2	(0.2)	-	(0.3)	1.6	4.3	1.3
Adjustment related to
realized gains (losses)	(1.4)	1.8	(0.4)	(1.3)	(2.6)	(9.2)	(3.9)
Adjustment related to
unrealized gains (losses)	-	0.1	-	(2.1)	(1.8)	-	(3.9)
Balance as of End-of-Period	$146.5	$162.2	$182.1	$191.0	$201.2	$146.5	$201.2

6/30/2010									PAGE 17
Retirement Solutions - Annuities
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Fixed Annuities (1)
Balance as of
beginning-of-period	$17.854	$18.596	$19.766	$19.940	$20.042	12.3%	$17.655	$19.940	12.9%
Gross deposits	1.774	2.025	1.195	1.138	1.501	-15.4%	3.135	2.639	-15.8%
Withdrawals and deaths	(0.646)	(0.501)	(0.523)	(0.486)	(0.456)	29.4%	(1.411)	(0.942)	33.2%
Net flows	1.128	1.524	0.672	0.652	1.045	-7.4%	1.724	1.697	-1.6%
Transfers to variable annuities	(0.582)	(0.610)	(0.726)	(0.772)	(0.801)	-37.6%	(1.140)	(1.573)	-38.0%
Interest credited	0.177	0.237	0.207	0.203	0.093	-47.5%	0.323	0.296	-8.4%
Sales inducements deferred	0.019	0.019	0.021	0.019	0.018	-5.3%	0.034	0.037	8.8%
Balance as of
End-of-Period (Gross)	18.596	19.766	19.940	20.042	20.397	9.7%	18.596	20.397	9.7%
Reinsurance ceded	(1.065)	(1.049)	(1.027)	(1.011)	(0.994)	6.7%	(1.065)	(0.994)	6.7%
Balance as of
End-of-Period
(Net of Ceded)	$17.531	$18.717	$18.913	$19.031	$19.403	10.7%	$17.531	$19.403	10.7%

Variable Annuities (2)
Balance as of
beginning-of-period	$39.301	$45.523	$52.429	$55.368	$57.815	47.1%	$40.925	$55.368	35.3%
Gross deposits	0.851	1.063	1.266	1.138	1.322	55.3%	1.678	2.460	46.6%
Withdrawals and deaths	(0.944)	(0.977)	(1.120)	(1.215)	(1.214)	-28.6%	(1.937)	(2.429)	-25.4%
Net flows	(0.093)	0.086	0.146	(0.077)	0.108	216.1%	(0.259)	0.031	112.0%
Transfers from fixed annuities	0.582	0.609	0.726	0.772	0.800	37.5%	1.140	1.572	37.9%
Investment increase and
change in market value	5.733	6.211	2.067	1.752	(4.802)	NM	3.717	(3.050)	NM
Balance as of
End-of-Period	$45.523	$52.429	$55.368	$57.815	$53.921	18.4%	$45.523	$53.921	18.4%

Total Annuities
Balance as of
beginning-of-period	$57.155	$64.119	$72.195	$75.308	$77.857	36.2%	$58.580	$75.308	28.6%
Gross deposits	2.625	3.088	2.461	2.276	2.823	7.5%	4.813	5.099	5.9%
Withdrawals and deaths	(1.590)	(1.478)	(1.643)	(1.701)	(1.670)	-5.0%	(3.348)	(3.371)	-0.7%
Net flows	1.035	1.610	0.818	0.575	1.153	11.4%	1.465	1.728	18.0%
Transfers between fixed
and variable accounts	-	(0.001)	-	-	(0.001)	NM	-	(0.001)	NM
Interest credited and
change in market value	5.910	6.448	2.274	1.955	(4.709)	NM	4.040	(2.754)	NM
Sales inducements deferred	0.019	0.019	0.021	0.019	0.018	-5.3%	0.034	0.037	8.8%
Balance as of End-
of-Period (Gross)	64.119	72.195	75.308	77.857	74.318	15.9%	64.119	74.318	15.9%
Reinsurance ceded	(1.065)	(1.049)	(1.027)	(1.011)	(0.994)	6.7%	(1.065)	(0.994)	6.7%
Balance as of End-of-Period
(Net of Ceded)	$63.054	$71.146	$74.281	$76.846	$73.324	16.3%	$63.054	$73.324	16.3%

Variable Annuities Under Agreement -
Included Above	$0.076	$0.082	$0.082	$0.082	$0.071	-6.6%	$0.076	$0.071	-6.6%

Incremental Deposits (3)
Fixed annuities	$1.774	$2.023	$1.194	$1.137	$1.500	-15.4%	$3.132	$2.637	-15.8%
Variable annuities	0.849	1.059	1.263	1.134	1.319	55.4%	1.673	2.453	46.6%
Total Incremental
Deposits	$2.623	$3.082	$2.457	$2.271	$2.819	7.5%	$4.805	$5.090	5.9%

(1)	Includes the fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)	Represents gross deposits reduced by transfers from other Lincoln products.

6/30/2010									PAGE 18
Retirement Solutions - Annuities
Account Value Information
Unaudited (billions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Fixed Annuities, Excluding Fixed Portion
of Variable Contracts
Deposits	$0.248	$0.414	$0.082	$0.087	$0.115	-53.6%	$0.483	$0.202	-58.2%
Withdrawals and deaths	(0.328)	(0.283)	(0.299)	(0.264)	(0.243)	25.9%	(0.725)	(0.507)	30.1%
Net flows	$(0.080)	$0.131	$(0.217)	$(0.177)	$(0.128)	-60.0%	$(0.242)	$(0.305)	-26.0%
Gross fixed contract
account values	$8.981	$9.219	$9.102	$9.015	$8.977	0.0%	$8.981	$8.977	0.0%
Reinsurance ceded	(1.065)	(1.049)	(1.027)	(1.011)	(0.994)	6.7%	(1.065)	(0.994)	6.7%
Net fixed contract
account values	$7.916	$8.170	$8.075	$8.004	$7.983	0.8%	$7.916	$7.983	0.8%

Indexed Annuities
Deposits	$0.651	$0.846	$0.318	$0.324	$0.522	-19.8%	$1.018	$0.846	-16.9%
Withdrawals and deaths	(0.187)	(0.115)	(0.120)	(0.124)	(0.111)	40.6%	(0.401)	(0.235)	41.4%
Net flows	$0.464	$0.731	$0.198	$0.200	$0.411	-11.4%	$0.617	$0.611	-1.0%

Indexed Annuity
Account Values	$5.716	$6.557	$6.839	$7.131	$7.524	31.6%	$5.716	$7.524	31.6%

Fixed Portion of Variable Contracts
Deposits	$0.875	$0.765	$0.795	$0.727	$0.864	-1.3%	$1.634	$1.591	-2.6%
Withdrawals and deaths	(0.131)	(0.104)	(0.103)	(0.098)	(0.102)	22.1%	(0.286)	(0.200)	30.1%
Net flows	$0.744	$0.661	$0.692	$0.629	$0.762	2.4%	$1.348	$1.391	3.2%

Fixed Portion of Variable Contract
Account Values	$3.899	$3.990	$3.999	$3.896	$3.896	-0.1%	$3.899	$3.896	-0.1%

Variable Annuities, Including Fixed Portion
of Variable Contracts
Deposits	$1.726	$1.829	$2.060	$1.865	$2.186	26.7%	$3.312	$4.051	22.3%
Withdrawals and deaths	(1.075)	(1.082)	(1.222)	(1.313)	(1.316)	-22.4%	(2.223)	(2.629)	-18.3%
Net flows	$0.651	$0.747	$0.838	$0.552	$0.870	33.6%	$1.089	$1.422	30.6%

Variable Contract
Account Values	$49.422	$56.419	$59.367	$61.711	$57.817	17.0%	$49.422	$57.817	17.0%

Average Daily Variable Annuity
Separate Account Values	$43.828	$49.135	$54.013	$55.809	$56.788	29.6%	$41.445	$56.301	35.8%

6/30/2010					PAGE 19
Retirement Solutions - Annuities
Interest Rate Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type
Unaudited (billions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
						(Basis Point)			(Basis Point)
Interest Rate Spread (1)						Change			Change
Fixed maturity securities, mortgage loans on real estate and
other, net of investment expenses (2)	5.44%	5.68%	5.59%	5.63%	5.47%	3	5.36%	5.54%	18
Commercial mortgage loan prepayment and bond make
whole premiums	0.01%	0.02%	0.08%	0.02%	0.09%	8	0.01%	0.06%	5
Alternative investments	0.00%	0.01%	0.00%	0.00%	0.00%	-	-0.01%	0.00%	1
Net investment income yield on reserves	5.45%	5.71%	5.67%	5.65%	5.56%	11	5.36%	5.60%	24
Interest rate credited to contract holders	3.81%	3.80%	3.65%	3.52%	3.51%	(30)	3.83%	3.51%	(32)
Interest rate spread	1.64%	1.91%	2.02%	2.13%	2.05%	41	1.53%	2.09%	56

Variable Annuity Expense Assessments
(in millions) (3)	$234.6	$265.7	$287.4	$300.8	$314.8	34.2%	$448.5	$615.7	37.3%

GLB Expense Assessments (in millions) (4)	$50.6	$54.7	$58.9	$63.6	$67.6	33.6%	$98.5	$131.2	33.2%

Components of Attributed Fees on GLB (in millions)
Attributed fee included in operating revenues and income
from operations (5)	$16.9	$17.5	$18.6	$22.8	$24.0	42.0%	$33.1	$46.8	41.4%
Attributed fee excluded from operating revenues and
income from operations (6)	30.6	34.3	37.9	28.9	30.8	0.7%	56.1	59.7	6.4%
Total Attributed Fees on GLB	$47.5	$51.8	$56.5	$51.7	$54.8	15.4%	$89.2	$106.5	19.4%

GLB Account Values by Type
Guaranteed withdrawal benefits (7)	$17.973	$21.462	$23.500	$25.179	$24.421	35.9%	$17.973	$24.421	35.9%
Guaranteed income benefits (8)	7.708	8.835	9.333	9.851	9.374	21.6%	7.708	9.374	21.6%
Total GLB Account Values	$25.681	$30.297	$32.833	$35.030	$33.795	31.6%	$25.681	$33.795	31.6%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income earned on investments supporting statutory surplus, reverse repurchase agreement interest expense and inter-segment cash management account interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited before
DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
(2)	Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term strategy during recent volatile markets. The increased cash and short-term investment balances for the three months ended June 30, 2009, September 30, 2009, and December 31, 2009 and the six months ended
June 30, 2009 reduced our yields by approximately 33 bps, 3 bps, 5 bps, and 37 bps, respectively. There was no impact for the three months ended March 31, 2010 and June 30, 2010.
(3)	Comprised of the variable annuity expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on GLB, as described in note (5) and note (6) and disclosed above.
(4)	Comprised of the GLB expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on GLB, as described in note (5) and note (6) and disclosed above.
(5)	Includes the risk/profit margin portion of the GLB attributed rider fees in operating realized gain (loss) and the amount reported in expense assessments. See note (2)
on page 6 for further discussion.
(6)	Includes the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss). See note (5) on page 6 for further discussion.
(7)	Guaranteed withdrawal benefits include features that offer the contract holder a guarantee equal to the initial deposit (or contract value, if elected after issue), adjusted for any subsequent purchase payments or withdrawals.
(8)	For our guaranteed income benefits, we offer other product riders allowing variable annuity contract holders access and control during the income distribution phase of their contract. This added flexibility allows the contract holder to access the account value for transfers, additional withdrawals and other service features, such as portfolio rebalancing.

6/30/2010									PAGE 20
Retirement Solutions - Defined Contribution
Income Statements, Operational Data and DAC, VOBA and DSI Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Operating Revenues
Surrender charges	$1.3	$1.3	$0.9	$1.1	$0.7	-46.2%	$2.3	$1.8	-21.7%
Expense assessments	43.4	46.5	48.8	49.1	48.7	12.2%	83.0	97.8	17.8%
Net investment income	175.6	189.8	190.6	186.2	191.2	8.9%	351.1	377.4	7.5%
Operating realized
gain (loss) (1)	0.1	0.1	0.1	0.1	0.1	0.0%	0.1	0.2	100.0%
Other revenues and fees	3.1	2.9	3.3	4.0	4.6	48.4%	5.5	8.6	56.4%
Total Operating
Revenues	223.5	240.6	243.7	240.5	245.3	9.8%	442.0	485.8	9.9%

Operating Expenses
Interest credited	112.0	110.9	111.1	110.4	110.0	-1.8%	223.5	220.4	-1.4%
Benefits	(0.7)	(0.3)	(0.2)	2.0	0.1	114.3%	(2.6)	2.1	180.8%
Underwriting, acquisition, insurance
and other expenses	73.9	70.6	83.4	77.9	85.1	15.2%	146.4	163.0	11.3%
Total Operating
Expenses	185.2	181.2	194.3	190.3	195.2	5.4%	367.3	385.5	5.0%

Income from operations before federal
income tax expense	38.3	59.4	49.4	50.2	50.1	30.8%	74.7	100.3	34.3%
Federal income tax expense	10.6	16.8	16.1	14.3	14.1	33.0%	17.2	28.4	65.1%
Income from
Operations	$27.7	$42.6	$33.3	$35.9	$36.0	30.0%	$57.5	$71.9	25.0%

Effective Tax Rate	27.7%	28.3%	32.6%	28.5%	28.1%		23.0%	28.3%

Average Equity	$1,050.0	$1,025.2	$1,040.8	$1,058.1	$1,045.7		$1,029.9	$1,051.9
Return on Average Equity	10.6%	16.6%	12.8%	13.6%	13.8%		11.2%	13.7%

Income from Operations - Basis Points on Average Account
Values - Annualized	37	52	38	40	40	3	39	40	1

Operating Realized Gain (Loss) (1)
GLB (2)	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%	$0.1	$0.2	100.0%
Total Operating Realized
Gain (Loss)	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%	$0.1	$0.2	100.0%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$15.5	$16.4	$18.1	$16.3	$15.8	1.9%	$29.5	$32.1	8.8%
General and
administrative expenses	53.7	53.3	59.2	52.9	57.6	7.3%	107.3	110.5	3.0%
Taxes, licenses and fees	3.0	2.7	2.9	3.8	3.1	3.3%	6.6	6.9	4.5%
Total commissions and
expenses incurred	72.2	72.4	80.2	73.0	76.5	6.0%	143.4	149.5	4.3%
Less: commissions and
expenses capitalized	(17.0)	(15.4)	(17.9)	(15.9)	(15.0)	11.8%	(35.3)	(30.9)	12.5%
Amortization of DAC and
VOBA, net of interest	18.7	13.6	21.1	20.8	23.6	26.2%	38.3	44.4	15.9%
Total Underwriting, Acquisition, Insurance
and Other Expenses	$73.9	$70.6	$83.4	$77.9	$85.1	15.2%	$146.4	$163.0	11.3%

General and Administrative Expenses -
Basis Points on Average Account
Values - Annualized (3)	71	65	68	59	64	(7)	73	62	(11)

DAC and VOBA
Balance as of
beginning-of-period	$918.2	$762.7	$550.4	$537.7	$462.1		$883.3	$537.7
Deferrals	17.0	15.4	17.9	15.9	15.0		35.3	30.9
Amortization, net of interest:
Unlocking	0.1	7.8	0.1	(1.4)	(3.6)		(2.2)	(5.0)
Amortization, net of interest,
excluding unlocking	(18.8)	(21.4)	(21.2)	(19.4)	(20.0)		(36.1)	(39.4)
Deferrals, net of amortization included
in operating underwriting,
acquisition, insurance and
other expenses	(1.7)	1.8	(3.2)	(4.9)	(8.6)		(3.0)	(13.5)
Amortization, net of interest, associated
with benefit ratio unlocking	(2.0)	(1.1)	(0.2)	(0.4)	0.5		(0.4)	0.1
Adjustment related to
realized (gains) losses	5.6	2.3	0.8	0.4	(2.0)		8.2	(1.6)
Adjustment related to
unrealized (gains) losses	(157.4)	(215.3)	(10.1)	(70.7)	(76.8)		(125.4)	(147.5)
Balance as of End-
of-Period	$762.7	$550.4	$537.7	$462.1	$375.2		$762.7	$375.2

DSI
Balance as of
beginning-of-period	$2.2	$2.5	$2.6	$2.7	$2.5		$2.0	$2.7
Deferrals	0.4	0.2	0.1	0.1	-		0.6	0.1
Amortization, net of interest:
Unlocking	-	0.1	-	-	-		-	-
Amortization, net of interest,
excluding unlocking	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)		(0.1)	(0.2)
Deferrals, net of amortization included
in operating
interest credited	0.3	0.1	-	-	(0.1)		0.5	(0.1)
Adjustment related to
realized (gains) losses	-	-	0.1	-	-		-	-
Adjustment related to
unrealized (gains) losses	-	-	-	(0.2)	(0.1)		-	(0.3)
Balance as of End-
of-Period	$2.5	$2.6	$2.7	$2.5	$2.3		$2.5	$2.3

(1)	Included in income from operations.
(2)	See note (2) on page 6 for details.
(3)	Includes distribution costs.

6/30/2010									PAGE 21
Retirement Solutions - Defined Contribution
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Fixed Annuities (1)
Balance as of
beginning-of-period	$11.924	$12.070	$12.158	$12.246	$12.420	4.2%	$11.638	12.246	5.2%
Gross deposits	0.328	0.306	0.299	0.316	0.327	-0.3%	0.737	0.643	-12.8%
Withdrawals and deaths	(0.326)	(0.327)	(0.368)	(0.341)	(0.406)	-24.5%	(0.709)	(0.747)	-5.4%
Net flows	0.002	(0.021)	(0.069)	(0.025)	(0.079)	NM	0.028	(0.104)	NM
Transfers from variable
annuities	0.037	(0.003)	0.044	0.090	0.130	251.4%	0.187	0.220	17.6%
Interest credited	0.107	0.112	0.113	0.109	0.109	1.9%	0.217	0.218	0.5%
Balance as of
End-of-Period	$12.070	$12.158	$12.246	$12.420	$12.580	4.2%	$12.070	$12.580	4.2%

Variable Annuities (2)
Balance as of
beginning-of-period	$9.721	$11.102	$12.620	$12.953	$13.250	36.3%	$10.588	$12.953	22.3%
Gross deposits	0.368	0.387	0.413	0.441	0.362	-1.6%	0.786	0.803	2.2%
Withdrawals and deaths	(0.416)	(0.471)	(0.589)	(0.637)	(0.527)	-26.7%	(0.828)	(1.164)	-40.6%
Net flows	(0.048)	(0.084)	(0.176)	(0.196)	(0.165)	NM	(0.042)	(0.361)	NM
Transfers to fixed
annuities	(0.019)	0.021	(0.012)	(0.022)	(0.047)	NM	(0.185)	(0.069)	62.7%
Investment increase and
change in market value	1.448	1.581	0.521	0.515	(1.071)	NM	0.741	(0.556)	NM
Balance as of
End-of-Period	$11.102	$12.620	$12.953	$13.250	$11.967	7.8%	$11.102	$11.967	7.8%

Total Annuities
Balance as of
beginning-of-period	$21.645	$23.172	$24.778	$25.199	$25.670	18.6%	$22.226	$25.199	13.4%
Gross deposits	0.696	0.693	0.712	0.757	0.689	-1.0%	1.523	1.446	-5.1%
Withdrawals and deaths	(0.742)	(0.798)	(0.957)	(0.978)	(0.933)	-25.7%	(1.537)	(1.911)	-24.3%
Net flows	(0.046)	(0.105)	(0.245)	(0.221)	(0.244)	NM	(0.014)	(0.465)	NM
Transfers between fixed
and variable accounts	0.018	0.018	0.032	0.068	0.083	NM	0.002	0.151	NM
Interest credited and
change in market value	1.555	1.693	0.634	0.624	(0.962)	NM	0.958	(0.338)	NM
Balance as of
End-of-Period	$23.172	$24.778	$25.199	$25.670	$24.547	5.9%	$23.172	$24.547	5.9%

Alliance and Smart Future Mutual Funds (3)
Balance as of
beginning-of-period	$6.848	$8.155	$9.544	$10.103	$11.029	61.1%	$6.652	$10.103	51.9%
Plan/participant rollovers	0.071	0.057	0.086	0.103	0.267	276.1%	0.409	0.370	-9.5%
Additional contributions	0.363	0.353	0.360	0.447	0.418	15.2%	0.759	0.865	14.0%
Gross deposits	0.434	0.410	0.446	0.550	0.685	57.8%	1.168	1.235	5.7%
Withdrawals and deaths	(0.132)	(0.161)	(0.263)	(0.220)	(0.259)	-96.2%	(0.242)	(0.479)	-97.9%
Net flows	0.302	0.249	0.183	0.330	0.426	41.1%	0.926	0.756	-18.4%
Transfers	(0.008)	(0.003)	(0.032)	(0.063)	(0.071)	NM	(0.008)	(0.134)	NM
Other (4)	-	-	-	0.186	-	NM	-	0.186	NM
Interest credited and
change in market value	1.013	1.143	0.408	0.473	(0.891)	NM	0.585	(0.418)	NM
Balance as of
End-of-Period	$8.155	$9.544	$10.103	$11.029	$10.493	28.7%	$8.155	$10.493	28.7%

Total Annuities and Mutual Funds
Balance as of
beginning-of-period	$28.493	$31.327	$34.322	$35.302	$36.699	28.8%	$28.878	$35.302	22.2%
Gross deposits	1.130	1.103	1.158	1.307	1.374	21.6%	2.691	2.681	-0.4%
Withdrawals and deaths	(0.874)	(0.959)	(1.220)	(1.198)	(1.192)	-36.4%	(1.779)	(2.390)	-34.3%
Net flows	0.256	0.144	(0.062)	0.109	0.182	-28.9%	0.912	0.291	-68.1%
Transfers	0.010	0.015	-	0.005	0.012	20.0%	(0.006)	0.017	NM
Other (4)	-	-	-	0.186	-	NM	-	0.186	NM
Interest credited and
change in market value	2.568	2.836	1.042	1.097	(1.853)	NM	1.543	(0.756)	NM
Balance as of
End-of-Period	$31.327	$34.322	$35.302	$36.699	$35.040	11.9%	$31.327	$35.040	11.9%

Variable Annuities Under Agreement -
Included Above	$0.008	$0.009	$0.009	$0.009	$0.008	0.0%	$0.008	$0.008	0.0%

Incremental Deposits (5)
Fixed annuities	$0.327	$0.305	$0.298	$0.315	$0.325	-0.6%	$0.734	$0.640	-12.8%
Variable annuities	0.367	0.387	0.413	0.440	0.362	-1.4%	0.784	0.802	2.3%
Total annuities
incremental deposits	0.694	0.692	0.711	0.755	0.687	-1.0%	1.518	1.442	-5.0%
Total Alliance mutual funds
incremental deposits	0.434	0.410	0.446	0.550	0.686	58.1%	1.168	1.236	5.8%
Total Incremental
Deposits	$1.128	$1.102	$1.157	$1.305	$1.373	21.7%	$2.686	$2.678	-0.3%

(1)	Includes fixed annuity products offered under our mutual fund products and the fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)	Includes mutual fund account values and other third party trustee-held assets as mentioned in note (4). These items are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.
(4)	Represents LINCOLN ALLIANCE® program assets held by a third-party trustee that were not previously included in the account value roll forward. Effective
January 1, 2010, all such LINCOLN ALLIANCE® program activity was included in the account value roll forward.
(5)	Represents gross deposits reduced by transfers from other Lincoln products.

6/30/2010									PAGE 22
Retirement Solutions - Defined Contribution
Account Value Roll Forwards by Product
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Total Micro - Small Segment
Balance as of
beginning-of-period	$4.710	$5.234	$5.785	$5.863	$5.966	26.7%	$4.888	$5.863	19.9%
Gross deposits	0.256	0.290	0.305	0.342	0.265	3.5%	0.562	0.607	8.0%
Withdrawals and deaths	(0.268)	(0.319)	(0.420)	(0.422)	(0.334)	-24.6%	(0.534)	(0.756)	-41.6%
Net flows	(0.012)	(0.029)	(0.115)	(0.080)	(0.069)	NM	0.028	(0.149)	NM
Transfers between fixed
and variable accounts	-	-	0.002	(0.001)	-	NM	(0.004)	(0.001)	75.0%
Investment increase and
change in market value	0.536	0.580	0.191	0.184	(0.353)	NM	0.322	(0.169)	NM
Balance as of
End-of-Period	$5.234	$5.785	$5.863	$5.966	$5.544	5.9%	$5.234	$5.544	5.9%

Total Mid - Large Segment
Balance as of
beginning-of-period	$9.920	$11.425	$12.972	$13.653	$14.767	48.9%	$9.540	$13.653	43.1%
Gross deposits	0.661	0.617	0.650	0.769	0.920	39.2%	1.688	1.689	0.1%
Withdrawals and deaths	(0.211)	(0.259)	(0.407)	(0.350)	(0.455)	NM	(0.445)	(0.805)	-80.9%
Net flows	0.450	0.358	0.243	0.419	0.465	3.3%	1.243	0.884	-28.9%
Transfers between fixed
and variable accounts	0.010	0.016	(0.001)	0.006	0.012	20.0%	(0.003)	0.018	NM
Other (1)	-	-	-	0.186	-	NM	-	0.186
Investment increase and
change in market value	1.045	1.173	0.439	0.503	(0.860)	NM	0.645	(0.357)	NM
Balance as of
End-of-Period	$11.425	$12.972	$13.653	$14.767	$14.384	25.9%	$11.425	$14.384	25.9%

Total Multi-Fund® and Other Variable Annuities
Balance as of
beginning-of-period	$13.863	$14.668	$15.565	$15.786	$15.966	15.2%	$14.450	$15.786	9.2%
Gross deposits	0.213	0.196	0.203	0.196	0.189	-11.3%	0.441	0.385	-12.7%
Withdrawals and deaths	(0.395)	(0.381)	(0.393)	(0.426)	(0.403)	-2.0%	(0.800)	(0.829)	-3.6%
Net flows	(0.182)	(0.185)	(0.190)	(0.230)	(0.214)	-17.6%	(0.359)	(0.444)	-23.7%
Transfers between fixed
and variable accounts	-	(0.001)	(0.001)	-	-	NM	0.001	-	-100.0%
Investment increase and
change in market value	0.987	1.083	0.412	0.410	(0.640)	NM	0.576	(0.230)	NM
Balance as of
End-of-Period	$14.668	$15.565	$15.786	$15.966	$15.112	3.0%	$14.668	$15.112	3.0%

Total Annuities and Mutual Funds (2)
Balance as of
beginning-of-period	$28.493	$31.327	$34.322	$35.302	$36.699	28.8%	$28.878	$35.302	22.2%
Gross deposits	1.130	1.103	1.158	1.307	1.374	21.6%	2.691	2.681	-0.4%
Withdrawals and deaths	(0.874)	(0.959)	(1.220)	(1.198)	(1.192)	-36.4%	(1.779)	(2.390)	-34.3%
Net flows	0.256	0.144	(0.062)	0.109	0.182	-28.9%	0.912	0.291	-68.1%
Transfers between fixed
and variable accounts	0.010	0.015	-	0.005	0.012	20.0%	(0.006)	0.017	NM
Other (1)	-	-	-	0.186	-	NM	-	0.186
Investment increase and
change in market value	2.568	2.836	1.042	1.097	(1.853)	NM	1.543	(0.756)	NM
Balance as of
End-of-Period	$31.327	$34.322	$35.302	$36.699	$35.040	11.9%	$31.327	$35.040	11.9%

(1)	Represents LINCOLN ALLIANCE® program assets held by a third-party trustee that were not previously included in the account value roll forward.
Effective January 1, 2010, all such LINCOLN ALLIANCE® program activity was included in the account value roll forward.
(2)	Includes mutual fund account values and other third party trustee-held assets as mentioned in note (1). These items are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

6/30/2010									PAGE 23
Retirement Solutions - Defined Contribution
Account Value and Interest Rate Spread Information
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Fixed Annuities, Excluding Fixed Portion of Variable
Contracts
Deposits	$0.244	$0.227	$0.224	$0.236	$0.250	2.5%	$0.560	$0.486	-13.2%
Withdrawals and deaths	(0.132)	(0.149)	(0.201)	(0.174)	(0.245)	-85.6%	(0.316)	(0.419)	-32.6%
Net flows	$0.112	$0.078	$0.023	$0.062	$0.005	-95.5%	$0.244	$0.067	-72.5%

Fixed Contract
Account Values	$5.879	$6.030	$6.139	$6.324	$6.466	10.0%	$5.879	$6.466	10.0%

Fixed Portion of Variable Contracts
Deposits	$0.084	$0.079	$0.075	$0.080	$0.077	-8.3%	$0.177	$0.157	-11.3%
Withdrawals and deaths	(0.194)	(0.178)	(0.167)	(0.167)	(0.162)	16.5%	(0.393)	(0.329)	16.3%
Net flows	$(0.110)	$(0.099)	$(0.092)	$(0.087)	$(0.085)	22.7%	$(0.216)	$(0.172)	20.4%

Fixed Portion of Variable Contract
Account Values	$6.191	$6.128	$6.107	$6.096	$6.114	-1.2%	$6.191	$6.114	-1.2%

Variable Annuities, Including Fixed Portion of
Variable Contracts
Deposits	$0.452	$0.466	$0.488	$0.521	$0.439	-2.9%	$0.963	$0.960	-0.3%
Withdrawals and deaths	(0.610)	(0.649)	(0.756)	(0.804)	(0.689)	-13.0%	(1.221)	(1.493)	-22.3%
Net flows	$(0.158)	$(0.183)	$(0.268)	$(0.283)	$(0.250)	-58.2%	$(0.258)	$(0.533)	NM

Variable Contract
Account Values	$17.293	$18.748	$19.060	$19.346	$18.081	4.6%	$17.293	$18.081	4.6%

Average Daily Variable Annuity Separate
Account Values	$10.768	$11.881	$12.726	$12.909	$12.855	19.4%	$10.309	$12.882	25.0%

						(Basis Point)			(Basis Point)
Interest Rate Spread (1)						Change			Change
Fixed maturity securities, mortgage loans on
real estate and other, net of
investment expenses (2)	5.79%	5.85%	5.72%	5.71%	5.73%	(6)	5.74%	5.71%	(3)
Commercial mortgage loan prepayment and bond make-
whole premiums	0.01%	0.08%	0.08%	0.01%	0.04%	3	0.01%	0.03%	2
Alternative investments	-0.02%	0.03%	0.02%	0.02%	0.02%	4	-0.01%	0.02%	3
Net investment income
yield on reserves	5.78%	5.96%	5.82%	5.74%	5.79%	1	5.74%	5.76%	2
Interest rate credited to
contract holders	3.73%	3.66%	3.63%	3.58%	3.51%	(22)	3.76%	3.55%	(21)
Interest rate spread	2.05%	2.30%	2.19%	2.16%	2.28%	23	1.98%	2.21%	23

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income earned on investments supporting statutory surplus from our spread calculations.
The average crediting rate is calculated as interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by the average fixed account values, including the fixed portion of variable annuities.
(2)	Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets. The increased cash and short-term investment balances for the three months ended June 2009, September 2009, and December 2009 and the six
months ended June 2009 reduced our yields by approximately 18 bps, 11 bps, 6 bps, and 17 bps respectively. There was no impact for the three months ended March and June 2010.

6/30/2010									PAGE 24
Insurance Solutions - Life Insurance
Income Statements, Operational Data and DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Operating Revenues
Insurance premiums	$93.3	$93.5	$115.2	$112.3	$107.5	15.2%	$183.8	$219.8	19.6%
Surrender charges	26.7	32.8	30.5	30.8	24.1	-9.7%	48.3	54.9	13.7%
Mortality assessments	320.0	317.1	317.6	317.9	325.3	1.7%	664.1	643.2	-3.1%
Expense assessments	103.0	144.1	127.4	128.7	125.9	22.2%	219.5	254.6	16.0%
Net investment income	453.3	495.3	528.2	530.1	545.0	20.2%	951.0	1,075.1	13.0%
Amortization of deferred loss on business
sold through reinsurance	(0.7)	(0.7)	1.4	-	-	100.0%	(0.7)	-	100.0%
Other revenues and fees	6.6	7.0	5.6	8.0	7.7	16.7%	12.4	15.7	26.6%
Total Operating
Revenues	1,002.2	1,089.1	1,125.9	1,127.8	1,135.5	13.3%	2,078.4	2,263.3	8.9%

Operating Expenses
Interest credited	290.8	292.9	297.7	296.9	298.8	2.8%	593.6	595.7	0.4%
Benefits	323.0	320.7	374.6	398.9	374.2	15.9%	678.7	773.1	13.9%
Underwriting, acquisition, insurance
and other expenses	191.7	283.9	221.5	230.0	241.3	25.9%	415.7	471.3	13.4%
Total Operating
Expenses	805.5	897.5	893.8	925.8	914.3	13.5%	1,688.0	1,840.1	9.0%
Income from operations before
federal income tax expense	196.7	191.6	232.1	202.0	221.2	12.5%	390.4	423.2	8.4%
Federal income tax expense	63.8	55.1	74.5	65.3	70.0	9.7%	115.3	135.3	17.3%
Income from
Operations	$132.9	$136.5	$157.6	$136.7	$151.2	13.8%	$275.1	$287.9	4.7%

Effective Tax Rate	32.4%	28.8%	32.1%	32.3%	31.6%		29.5%	32.0%

Average Equity	$8,064.5	$8,053.3	$8,348.8	$8,254.0	$8,405.0		$8,108.1	$8,329.5
Return on Average Equity	6.6%	6.8%	7.6%	6.6%	7.2%		6.8%	6.9%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$141.9	$159.0	$197.8	$167.1	$150.3	5.9%	$318.8	$317.4	-0.4%
General and
administrative expenses	109.5	112.5	122.4	106.9	112.4	2.6%	219.7	219.3	-0.2%
Taxes, licenses and fees	22.9	30.7	28.5	32.2	27.2	18.8%	56.2	59.4	5.7%
Amortization of sales
force intangibles	1.0	1.0	1.0	1.0	1.0	0.0%	2.0	2.0	0.0%
Total commissions and
expenses incurred	275.3	303.2	349.7	307.2	290.9	5.7%	596.7	598.1	0.2%
Less: commissions and
expenses capitalized	(197.5)	(213.4)	(264.2)	(223.0)	(208.2)	-5.4%	(422.0)	(431.2)	-2.2%
Amortization of DAC and
VOBA, net of interest	113.9	194.1	136.0	145.8	158.6	39.2%	241.0	304.4	26.3%
Total Underwriting, Acquisition, Insurance
and Other Expenses	$191.7	$283.9	$221.5	$230.0	$241.3	25.9%	$415.7	$471.3	13.4%

General and Administrative Expenses - Basis
Points on Average Account
Values - Annualized	144	145	155	134	140	(4)	140	137	(3)

DAC and VOBA
Balance as of
beginning-of-period	$7,280.9	$6,846.9	$6,189.4	$6,427.9	$6,285.0		$7,399.4	$6,427.9
Business sold through
reinsurance	-	-	-	-	-		(292.9)	-
Deferrals	197.5	213.4	264.2	223.0	208.2		422.0	431.2
Amortization, net of interest:
Unlocking	(5.5)	(52.8)	(3.7)	(14.7)	(2.1)		(18.1)	(16.8)
Other amortization, net of interest,
excluding unlocking	(108.4)	(141.3)	(132.3)	(131.1)	(156.5)		(222.9)	(287.6)
Deferrals, net of amortization included in operating
underwriting, acquisition, insurance
and other expenses	83.6	19.3	128.2	77.2	49.6		181.0	126.8
Adjustment related to
realized (gains) losses	41.1	1.7	38.3	2.5	(4.5)		61.1	(2.0)
Adjustment related to
unrealized (gains) losses	(558.7)	(678.5)	72.0	(222.6)	(493.2)		(501.7)	(715.8)
Balance as of
End-of-Period	$6,846.9	$6,189.4	$6,427.9	$6,285.0	$5,836.9		$6,846.9	$5,836.9

DFEL
Balance as of
beginning-of-period	$941.4	$1,014.0	$1,057.8	$1,155.2	$1,154.0		$888.7	$1,155.2
Business sold through
reinsurance	-	-	-	-	-		(11.0)	-
Deferrals	100.3	108.2	133.8	118.3	114.1		197.2	232.4
Amortization, net of interest:
Unlocking	(0.7)	(27.9)	(3.0)	(8.1)	(6.6)		(3.6)	(14.7)
Other amortization, net of interest,
excluding unlocking	(29.6)	(37.7)	(36.0)	(38.5)	(41.7)		(61.7)	(80.2)
Deferrals, net of amortization included in operating
expense assessments	70.0	42.6	94.8	71.7	65.8		131.9	137.5
Adjustment related to
realized gains (losses)	2.4	0.3	3.1	0.1	(0.4)		3.3	(0.3)
Adjustment related to
unrealized gains (losses)	0.2	0.9	(0.5)	(73.0)	(113.1)		1.1	(186.1)
Balance as of
End-of-Period	$1,014.0	$1,057.8	$1,155.2	$1,154.0	$1,106.3		$1,014.0	$1,106.3

6/30/2010									PAGE 25
Insurance Solutions - Life Insurance
Operational Data and Account Value Roll Forwards
Unaudited (billions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Sales by Product (in millions)
UL
Excluding MoneyGuard®	$84.9	$91.0	$117.7	$90.1	$78.2	-7.9%	$187.5	$168.3	-10.2%
MoneyGuard®	14.3	18.4	23.3	18.5	23.0	60.8%	25.4	41.5	63.4%
Total	99.2	109.4	141.0	108.6	101.2	2.0%	212.9	209.8	-1.5%
VUL	7.1	6.7	13.3	7.7	9.7	36.6%	16.1	17.4	8.1%
COLI and BOLI (1)	4.7	14.4	20.7	6.8	10.3	119.1%	16.3	17.1	4.9%
Term	12.7	15.7	19.8	19.5	18.6	46.5%	23.6	38.1	61.4%
Total	$123.7	$146.2	$194.8	$142.6	$139.8	13.0%	$268.9	$282.4	5.0%

First Year Paid Premiums (in millions)
UL
Excluding MoneyGuard®	$216.2	$238.3	$329.5	$262.5	$231.1	6.9%	$446.7	$493.6	10.5%
MoneyGuard®	94.9	122.1	154.4	122.4	153.9	62.2%	168.0	276.3	64.5%
Total	311.1	360.4	483.9	384.9	385.0	23.8%	614.7	769.9	25.2%
VUL	20.1	10.2	38.6	17.1	23.3	15.9%	45.3	40.4	-10.8%
COLI and BOLI (1)	16.1	33.8	46.9	11.9	23.7	47.2%	68.1	35.6	-47.7%
Term	12.7	15.7	19.8	19.5	18.6	46.5%	23.6	38.1	61.4%
Total	$360.0	$420.1	$589.2	$433.4	$450.6	25.2%	$751.7	$884.0	17.6%

Life Insurance In Force
UL and other	$288.632	$289.124	$291.879	$292.204	$293.013	1.5%	$288.632	$293.013	1.5%
Term insurance	238.901	242.889	248.726	254.115	259.450	8.6%	238.901	259.450	8.6%
Total	$527.533	$532.013	$540.605	$546.319	$552.463	4.7%	$527.533	$552.463	4.7%

Interest-Sensitive Life (2)
Balance as of
beginning-of-period	$27.617	$27.709	$27.825	$28.192	$28.355	2.7%	$27.502	$28.192	2.5%
Deposits	0.840	0.899	1.067	0.910	0.911	8.5%	1.655	1.821	10.0%
Withdrawals and deaths	(0.391)	(0.417)	(0.296)	(0.367)	(0.314)	19.7%	(0.749)	(0.681)	9.1%
Net flows	0.449	0.482	0.771	0.543	0.597	33.0%	0.906	1.140	25.8%
Contract holder assessments	(0.645)	(0.657)	(0.698)	(0.673)	(0.663)	-2.8%	(1.276)	(1.336)	-4.7%
Interest credited	0.288	0.291	0.294	0.293	0.295	2.4%	0.577	0.588	1.9%
Balance as of End-
of-Period (Gross)	27.709	27.825	28.192	28.355	28.584	3.2%	27.709	28.584	3.2%
Reinsurance ceded	(0.930)	(0.923)	(0.917)	(0.911)	(0.903)	2.9%	(0.930)	(0.903)	2.9%
Balance as of End-of-Period
(Net of Ceded)	$26.779	$26.902	$27.275	$27.444	$27.681	3.4%	$26.779	$27.681	3.4%

VUL
Balance as of
beginning-of-period	$3.992	$4.562	$5.176	$5.287	$5.467	36.9%	$4.251	$5.287	24.4%
Deposits	0.180	0.174	0.233	0.167	0.152	-15.6%	0.423	0.319	-24.6%
Withdrawals and deaths	(0.089)	(0.095)	(0.243)	(0.108)	(0.099)	-11.2%	(0.232)	(0.207)	10.8%
Net flows	0.091	0.079	(0.010)	0.059	0.053	-41.8%	0.191	0.112	-41.4%
Contract holder assessments	(0.088)	(0.091)	(0.092)	(0.090)	(0.089)	-1.1%	(0.182)	(0.179)	1.6%
Investment income and
change in market value	0.567	0.626	0.213	0.211	(0.404)	NM	0.302	(0.193)	NM
Balance as of End-
of-Period (Gross)	4.562	5.176	5.287	5.467	5.027	10.2%	4.562	5.027	10.2%
Reinsurance ceded	(0.719)	(0.807)	(0.820)	(0.837)	(0.743)	-3.3%	(0.719)	(0.743)	-3.3%
Balance as of End-of-Period
(Net of Ceded)	$3.843	$4.369	$4.467	$4.630	$4.284	11.5%	$3.843	$4.284	11.5%

Total Life Insurance
Balance as of
beginning-of-period	$31.609	$32.271	$33.001	$33.479	$33.822	7.0%	$31.753	$33.479	5.4%
Deposits	1.020	1.073	1.300	1.077	1.063	4.2%	2.078	2.140	3.0%
Withdrawals and deaths	(0.480)	(0.512)	(0.539)	(0.475)	(0.413)	14.0%	(0.981)	(0.888)	9.5%
Net flows	0.540	0.561	0.761	0.602	0.650	20.4%	1.097	1.252	14.1%
Contract holder assessments	(0.733)	(0.748)	(0.790)	(0.763)	(0.752)	-2.6%	(1.458)	(1.515)	-3.9%
Investment income and
change in market value	0.855	0.917	0.507	0.504	(0.109)	NM	0.879	0.395	-55.1%
Balance as of End-
of-Period (Gross)	32.271	33.001	33.479	33.822	33.611	4.2%	32.271	33.611	4.2%
Reinsurance ceded	(1.649)	(1.730)	(1.737)	(1.748)	(1.646)	0.2%	(1.649)	(1.646)	0.2%
Balance as of End-of-Period
(Net of Ceded)	$30.622	$31.271	$31.742	$32.074	$31.965	4.4%	$30.622	$31.965	4.4%

						(Basis Point)			(Basis Point)
Interest-Sensitive Products Interest Rate Spreads(3)						Change			Change
Fixed maturity securities,
mortgage loans on real
estate and other, net of
investment expenses (4)	6.03%	5.97%	5.88%	5.82%	5.91%	(12)	5.93%	5.86%	(7)
Commercial mortgage loan
prepayment and
bond make-whole premiums	0.06%	0.04%	0.07%	0.05%	0.07%	1	0.03%	0.06%	3
Alternative investments	-0.71%	-0.29%	0.05%	0.18%	0.19%	90	-0.38%	0.19%	57
Net investment income
yield on reserves	5.38%	5.72%	6.00%	6.05%	6.17%	79	5.58%	6.11%	53
Interest rate credited to
contract holders	4.20%	4.22%	4.25%	4.18%	4.18%	(2)	4.22%	4.18%	(4)
Interest rate spread	1.18%	1.50%	1.75%	1.87%	1.99%	81	1.36%	1.93%	57

Traditional Products Interest Rate Spreads(5)
Fixed maturity securities,
mortgage loans on real
estate and other, net of
investment expenses	5.96%	5.98%	6.01%	6.23%	6.11%	15	5.98%	6.18%	20
Commercial mortgage loan
prepayment and
bond make-whole premiums	0.01%	0.01%	0.00%	0.00%	0.04%	3	0.01%	0.02%	1
Alternative investments	-0.01%	0.02%	0.01%	0.02%	0.01%	2	-0.01%	0.01%	2
Net investment income
yield on reserves	5.96%	6.01%	6.02%	6.25%	6.16%	20	5.98%	6.21%	23

(1)	COLI and BOLI are interest-sensitive and contain both UL and VUL products.
(2)	Includes UL, interest-sensitive whole life and the fixed investment option of VUL products.
(3)	For the interest-sensitive life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus and reverse repurchase agreement interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited on life products divided by average fixed account values.
(4)	Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets. The increased cash and short-term investment balances for the three months ended September 2009, December 2009, March 2010 and June 2010 reduced our yields by approximately 4 bps,
13 bps, 11 bps, 2 bps, respectively. The increased cash and short-term investment balances for the six months ended June 2009 and June 2010 reduced yields by approximately
6 bps and 7 bps, respectively. There was no impact for the three months ended June 2009.
(5)	For the traditional life products, the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of
June 30, 2010, interest-sensitive products represented approximately 87% of total interest-sensitive and traditional earning assets.

6/30/2010									PAGE 26
Insurance Solutions - Group Protection
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Operating Revenues
Insurance premiums	$413.3	$379.5	$396.4	$409.9	$433.7	4.9%	$803.1	$843.6	5.0%
Mortality assessments	-	0.1	-	-	-	NM	-	-	NM
Net investment income	28.1	33.5	35.7	33.6	34.3	22.1%	58.2	67.9	16.7%
Other revenues and fees	1.5	1.5	1.5	1.7	2.1	40.0%	3.0	3.8	26.7%
Total Operating Revenues	442.9	414.6	433.6	445.2	470.1	6.1%	864.3	915.3	5.9%

Operating Expenses
Interest credited	0.5	0.5	0.7	0.5	0.1	-80.0%	1.1	0.6	(0.5)
Benefits	292.7	261.6	281.1	310.7	334.1	14.1%	574.7	644.8	12.2%
Underwriting, acquisition, insurance
and other expenses	98.0	99.3	105.4	101.1	101.3	3.4%	197.3	202.4	2.6%
Total Operating Expenses	391.2	361.4	387.2	412.3	435.5	11.3%	773.1	847.8	9.7%
Income from operations before federal
income tax expense	51.7	53.2	46.4	32.9	34.6	-33.1%	91.2	67.5	-26.0%
Federal income tax expense	18.1	18.7	16.3	11.5	11.9	-34.3%	31.9	23.4	-26.6%
Income
from Operations	$33.6	$34.5	$30.1	$21.4	$22.7	-32.4%	$59.3	$44.1	-25.6%

Effective Tax Rate	35.0%	35.2%	35.1%	35.0%	34.4%		35.0%	34.7%

Average Equity	$1,047.5	$1,056.8	$1,061.7	$1,075.0	$1,107.7		$1,031.1	$1,091.4
Return on Average Equity	12.8%	13.1%	11.3%	8.0%	8.2%		11.5%	8.1%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$43.6	$43.3	$44.5	$46.9	$46.9	7.6%	$87.8	$93.8	6.8%
General and
administrative expenses	48.2	48.1	60.0	46.9	49.3	2.3%	95.6	96.2	0.6%
Taxes, licenses and fees	7.3	9.3	9.1	10.9	8.0	9.6%	17.8	18.9	6.2%
Total commissions and
expenses incurred	99.1	100.7	113.6	104.7	104.2	5.1%	201.2	208.9	3.8%
Less: commissions and
expenses capitalized	(12.5)	(12.8)	(20.8)	(14.6)	(13.5)	-8.0%	(25.7)	(28.1)	-9.3%
Amortization of DAC and
VOBA, net of interest	11.4	11.4	12.6	11.0	10.6	-7.0%	21.8	21.6	-0.9%
Total Underwriting, Acquisition, Insurance
and Other Expenses	$98.0	$99.3	$105.4	$101.1	$101.3	3.4%	$197.3	$202.4	2.6%

General and Administrative Expenses as a
Percentage of Premiums	11.7%	12.7%	15.1%	11.4%	11.4%		11.9%	11.4%

DAC and VOBA
Balance as of
beginning-of-period	$148.7	$149.8	$151.2	$159.5	$163.0		$145.9	$159.5
Deferrals	12.5	12.8	20.9	14.6	13.5		25.7	28.1
Amortization, net of interest	(11.4)	(11.4)	(12.6)	(11.1)	(10.6)		(21.8)	(21.7)
Deferrals, net of amortization
included in operating
underwriting, acquisition, insurance
and other expenses	1.1	1.4	8.3	3.5	2.9		3.9	6.4
Balance as of End-
of-Period	$149.8	$151.2	$159.5	$163.0	$165.9		$149.8	$165.9

Annualized Sales by Product Line
Life	$21.1	$31.4	$67.2	$24.0	$23.4	10.9%	$43.8	$47.4	8.2%
Disability	29.3	38.5	78.3	28.8	28.2	-3.8%	52.8	57.0	8.0%
Dental	9.1	9.9	21.3	10.3	13.6	49.5%	17.2	23.9	39.0%
Total	$59.5	$79.8	$166.8	$63.1	$65.2	9.6%	$113.8	$128.3	12.7%

Insurance Premiums by Product Line
Life	$147.4	$142.2	$152.1	$157.2	$160.3	8.8%	$289.8	$317.5	9.6%
Disability	171.1	173.0	174.1	178.3	181.7	6.2%	345.2	360.0	4.3%
Dental	37.2	36.2	37.7	39.5	40.8	9.7%	74.6	80.3	7.6%
Other	57.6	28.1	32.5	34.9	50.9	-11.6%	93.5	85.8	-8.2%
Total	$413.3	$379.5	$396.4	$409.9	$433.7	4.9%	$803.1	$843.6	5.0%

Income from Operations by Product Line
Life	$12.5	$16.0	$13.3	$3.4	$16.1	28.8%	$13.2	$19.5	47.7%
Disability	20.7	17.3	15.6	18.6	6.6	-68.1%	45.9	25.2	-45.1%
Dental	(1.5)	(0.6)	1.1	(1.8)	(1.4)	6.7%	(2.6)	(3.2)	-23.1%
Other	1.9	1.8	0.1	1.2	1.4	-26.3%	2.8	2.6	-7.1%
Total	$33.6	$34.5	$30.1	$21.4	$22.7	-32.4%	$59.3	$44.1	-25.6%

Loss Ratios by Product Line
Life	70.3%	66.6%	69.6%	82.4%	69.7%		75.8%	76.0%
Disability	62.4%	66.8%	67.5%	65.5%	78.6%		60.8%	72.1%
Dental	86.1%	79.7%	76.6%	86.1%	84.4%		85.2%	85.3%
Combined Loss Ratios	68.2%	68.1%	69.3%	74.8%	75.5%		69.5%	75.1%

6/30/2010									PAGE 27
Other Operations
Unaudited (in millions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change

Operating Revenues
Insurance premiums	$2.7	$0.1	$0.4	$(0.3)	$0.3	-88.9%	$3.5	$-	-100.0%
Net investment income	69.8	81.1	86.5	85.4	77.8	11.5%	139.4	163.2	17.1%
Amortization of deferred gain
on business sold
through reinsurance (1)	18.4	18.3	18.3	18.2	18.0	-2.2%	36.8	36.2	-1.6%
Other revenues and fees	5.4	2.9	4.5	5.1	6.8	25.9%	7.2	11.9	65.3%
Communications revenues	19.1	17.2	16.7	15.5	18.1	-5.2%	33.9	33.6	-0.9%
Total Operating Revenues	115.4	119.6	126.4	123.9	121.0	4.9%	220.8	244.9	10.9%

Operating Expenses
Interest credited	31.4	32.9	32.8	33.6	28.1	-10.5%	82.3	61.7	-25.0%
Benefits	36.0	36.0	79.0	34.1	35.3	-1.9%	142.6	69.4	-51.3%
Underwriting, acquisition, insurance
and other expenses	56.8	24.3	27.5	27.8	39.3	-30.8%	91.8	67.1	-26.9%
Taxes, licenses and fees	3.1	(0.9)	(20.2)	1.5	(2.7)	NM	4.6	(1.2)	NM
Interest and debt expenses	60.9	68.0	68.1	68.1	69.0	13.3%	125.6	137.1	9.2%
Communications expenses	13.5	13.3	12.9	13.8	14.5	7.4%	26.4	28.3	7.2%
Total Operating Expenses	201.7	173.6	200.1	178.9	183.5	-9.0%	473.3	362.4	-23.4%
Loss from operations before
federal income tax benefit	(86.3)	(54.0)	(73.7)	(55.0)	(62.5)	27.6%	(252.5)	(117.5)	53.5%
Federal income tax benefit	(34.0)	(21.4)	(30.2)	(18.4)	(26.4)	22.4%	(91.7)	(44.8)	51.1%
Loss From Operations	$(52.3)	$(32.6)	$(43.5)	$(36.6)	$(36.1)	31.0%	$(160.8)	$(72.7)	54.8%

Run Off Institutional Pensions Account Values -
Balance at End-of-Period	$1.928	$1.931	$1.911	$1.909	$1.891	-1.9%	$1.928	$1.891	-1.9%

Discontinued Operations
Unaudited (in millions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change

Discontinued Operations Before Disposal
Income from discontinued
operations before
federal income tax expense	$27.0	$27.3	$7.2	$(16.9)	$4.2	-84.4%	$40.2	$(12.7)	NM
Federal income tax expense	10.8	10.3	4.1	(2.6)	1.5	-86.1%	16.3	(1.1)	NM
Income (Loss) From
Discontinued Operations
Before Disposal	16.2	17.0	3.1	(14.3)	2.7	-83.3%	23.9	(11.6)	NM

Disposal
Gain (loss) on disposal before
federal income tax
expense (benefit)	(237.0)	16.7	1.0	64.8	-	100.0%	(237.0)	64.8	127.3%
Federal income tax
expense (benefit)	(67.0)	(38.3)	-	22.6	-	100.0%	(67.0)	22.6	133.7%
Gain (Loss) on Disposal	(170.0)	55.0	1.0	42.2	-	100.0%	(170.0)	42.2	124.8%

Income (Loss) From
Discontinued
Operations	$(153.8)	$72.0	$4.1	$27.9	$2.7	101.8%	$(146.1)	$30.6	120.9%

(1)	Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

6/30/2010									PAGE 28
Consolidated Deposits, Net Flows and Account Balances
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Deposits
Retirement Solutions:
Annuities - fixed annuities (1)	$1.774	$2.025	$1.195	$1.138	$1.501	-15.4%	$3.135	$2.639	-15.8%
Defined Contribution -
fixed annuities	0.328	0.306	0.299	0.316	0.327	-0.3%	0.737	0.643	-12.8%
Annuities - variable annuities	0.851	1.063	1.266	1.138	1.322	55.3%	1.678	2.460	46.6%
Defined Contribution -
variable products (2)	0.802	0.797	0.859	0.991	1.047	30.5%	1.954	2.038	4.3%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	0.840	0.899	1.067	0.910	0.911	8.5%	1.655	1.821	10.0%
VUL	0.180	0.174	0.233	0.167	0.152	-15.6%	0.423	0.319	-24.6%
Total Deposits	$4.775	$5.264	$4.919	$4.660	$5.260	10.2%	9.582	9.920	3.5%

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change
Net Flows
Retirement Solutions:
Annuities - fixed annuities (1)	$1.128	$1.524	$0.672	$0.652	$1.045	-7.4%	$1.724	$1.697	-1.6%
Defined Contribution -
fixed annuities	0.002	(0.021)	(0.069)	(0.025)	(0.079)	NM	0.028	(0.104)	NM
Annuities - variable annuities	(0.093)	0.086	0.146	(0.077)	0.108	216.1%	(0.259)	0.031	112.0%
Defined Contribution -
variable products (2)	0.254	0.165	0.007	0.134	0.261	2.8%	0.884	0.395	-55.3%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	0.449	0.482	0.771	0.543	0.597	33.0%	0.906	1.140	25.8%
VUL	0.091	0.079	(0.010)	0.059	0.053	-41.8%	0.191	0.112	-41.4%
Total Net Flows	$1.831	$2.315	$1.517	$1.286	$1.985	8.4%	3.474	3.271	-5.8%

	As of
	June	Sept.	Dec.	March	June	%
	2009	2009	2009	2010	2010	Change
Account Balances
Retirement Solutions:
Annuities - fixed annuities (1)	$17.531	$18.717	$18.913	$19.031	$19.403	10.7%
Defined Contribution -
fixed annuities	12.070	12.158	12.246	12.420	12.580	4.2%
Annuities - variable annuities	45.523	52.429	55.368	57.815	53.921	18.4%
Defined Contribution -
variable products (2)	19.257	22.164	23.056	24.279	22.460	16.6%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	26.779	26.902	27.275	27.444	27.681	3.4%
VUL	3.843	4.369	4.467	4.630	4.284	11.5%
Total Account Balances	$125.003	$136.739	$141.325	$145.619	$140.329	12.3%

(1)	Includes fixed portion of variable annuities.
(2)	Includes amounts attributable to mutual fund net flows. Mutual fund account values are not included in the separate accounts reported on our Consolidated
Balance Sheets, as we do not have any ownership interest in them.

6/30/2010									PAGE 29
Consolidated Investment Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2009	2009	2009	2010	2010	Change	2009	2010	Change

Net Investment Income
Available-for-sale fixed
maturity securities	$854.6	$904.7	$903.4	$905.5	$918.2	7.4%	$1,679.5	$1,823.7	8.6%
Available-for-sale equity
securities	1.8	1.8	2.2	1.8	1.2	-33.3%	3.5	3.0	-14.3%
Available-for-sale VIEs'
fixed maturity securities	-	-	-	3.8	3.8	NM	-	7.6	NM
Trading securities	39.0	40.0	40.2	39.4	39.2	0.5%	78.6	78.6	0.0%
Mortgage loans on real estate	120.0	114.2	118.2	112.8	111.3	-7.3%	239.2	224.1	-6.3%
Real estate	3.5	3.6	8.1	6.6	5.4	54.3%	7.3	12.0	64.4%
Policy loans	42.2	41.9	43.2	42.1	43.4	2.8%	86.5	85.5	-1.2%
Invested cash	4.1	1.0	1.6	1.4	1.8	-56.1%	12.4	3.2	-74.2%
Other investments	(67.4)	(6.7)	36.5	22.4	26.1	138.7%	(69.6)	48.5	169.7%
Investment income	997.8	1,100.5	1,153.4	1,135.8	1,150.4	15.3%	2,037.4	2,286.2	12.2%
Investment expense	(27.2)	(29.2)	(31.1)	(29.7)	(30.6)	-12.5%	(53.5)	(60.3)	-12.7%
Net Investment Income	$970.6	$1,071.3	$1,122.3	$1,106.1	$1,119.8	15.4%	$1,983.9	$2,225.9	12.2%

Average Invested Assets
(Amortized Cost)	$71,331.0	$73,791.1	$74,731.7	$75,458.8	$76,978.3		$70,457.1	$76,218.6

Net investment income
yield on invested assets	5.44%	5.81%	6.01%	5.86%	5.82%		5.63%	5.84%

Realized Gain (Loss) Related to Investments
Available-for-sale fixed maturity securities:
Gross gains	$32.8	$23.4	$51.5	$49.8	$34.6	5.5%	$86.5	$84.4	-2.4%
Gross losses	(172.1)	(165.9)	(129.3)	(83.6)	(29.4)	82.9%	(413.4)	(113.0)	72.7%
Equity securities:
Gross gains	0.5	0.5	1.5	0.1	5.4	NM	3.7	5.5	48.6%
Gross losses	(6.0)	(7.8)	(10.9)	(3.5)	-	100.0%	(8.7)	(3.5)	59.8%
Gain (loss) on other
investments	(57.9)	1.6	(72.0)	(21.6)	(8.0)	86.2%	(60.0)	(29.6)	50.7%
Associated amortization of DAC,
VOBA, DSI, DFEL and
changes in other contract
holder funds and funds withheld
reinsurance liabilities	48.4	24.7	32.6	3.8	(7.7)	NM	104.0	(3.9)	NM
Total realized gain (loss)
on investments, pre-tax	(154.3)	(123.5)	(126.6)	(55.0)	(5.1)	96.7%	(287.9)	(60.1)	79.1%
Income taxes (1)	(54.0)	(43.3)	(44.3)	(19.3)	(1.8)	96.7%	(100.7)	(21.1)	79.0%
Total, After-Tax	$(100.3)	$(80.2)	$(82.3)	$(35.7)	$(3.3)	96.7%	$(187.2)	$(39.0)	79.2%

		As of June 30, 2010			As of December 31, 2009
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities
Fixed maturity securities (fair value)		$69,577.9	99.6%		$63,320.8	99.6%
Fixed maturity securities (amortized cost)		66,221.3	99.5%		63,097.0	99.4%

Equity securities (fair value)		248.0	0.4%		280.5	0.4%
Equity securities (amortized cost)		357.8	0.5%		383.7	0.6%

% of Available-for-Sale Fixed Maturity Securities,
Based on Fair Value
Treasuries and AAA			19.8%			19.3%
AA or better			28.9%			27.3%
BB or less			5.8%			6.9%

General Account Investments		As of June 30, 2010			As of December 31, 2009
		Amount	% of Total		Amount	% of Total
Fixed Maturities - Security Sector:
Corporate bonds		$50,403.0	75.3%		$45,860.3	75.4%
U.S. Government bonds		209.0	0.3%		194.2	0.3%
Foreign government bonds		472.3	0.7%		504.9	0.8%
Mortgage-backed securities		11,605.9	17.3%		11,103.3	18.3%
State and municipal bonds		2,539.9	3.8%		1,967.6	3.2%
Preferred stocks - redeemable		1,160.9	1.7%		1,188.0	2.0%
VIEs		581.4	0.9%		-	0.0%
Total		$66,972.4	100.0%		$60,818.3	100.0%

	As of
Composition of Investment Portfolio	June 2009	Sept. 2009	Dec. 2009	March 2010	June 2010	% Change
Available-for-sale securities, at fair value:
Fixed maturity	$55,049.8	$60,666.2	$60,818.3	$62,880.8	$66,391.0	20.6%
Equity	236.3	283.0	278.4	310.0	245.9	4.1%
VIEs' fixed maturity	-	-	-	579.5	581.4	NM
Trading securities	2,316.7	2,547.9	2,504.6	2,532.5	2,607.6	12.6%
Mortgage loans on real estate and real estate	7,627.5	7,431.0	7,351.6	7,213.1	7,099.8	-6.9%
Policy loans	2,896.9	2,893.0	2,897.8	2,902.8	2,901.8	0.2%
Derivative investments	1,233.8	1,282.0	1,010.1	992.4	1,988.9	61.2%
Other investments	1,187.1	1,079.6	1,057.2	1,046.4	1,136.8	-4.2%
Total	$70,548.1	$76,182.7	$75,918.0	$78,457.5	$82,953.2	17.6%

(1)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.